EXHIBIT 1

FISCAL AGENCY AGREEMENT
among
THE UNITED MEXICAN STATES,
THE BANK OF NEW YORK,
as Fiscal Agent, Principal Paying Agent,
Principal Transfer Agent, Exchange Rate Agent and Calculation Agent
and
THE BANK OF NEW YORK (LUXEMBOURG) S.A.,
as Luxembourg Paying and Transfer Agent

Dated as of February 13, 2006

DEBT SECURITIES

EXHIBIT A	Form of Fixed Rate InterNotes®

EXHIBIT B	Form of Floating Rate InterNotes®

EXHIBIT C	Form of Temporary Bearer Global Security

EXHIBIT D	Form of certificate in connection with Securities held through Euroclear and Clearstream,
Luxembourg to be delivered by Euroclear Operator or Clearstream, Luxembourg

EXHIBIT E	Form of Certificate of Beneficial Ownership

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          FISCAL AGENCY AGREEMENT, dated as of February 13, 2006, made in New York, New York, in the United States of America, among the United Mexican States (“Mexico”), The Bank of New York, as fiscal agent (the “Fiscal Agent”), principal transfer agent (the “Principal Transfer Agent”), principal paying agent (the “Principal Paying Agent”), exchange rate agent (the “Exchange Rate Agent”) and calculation agent (the “Calculation Agent”), and The Bank of New York (Luxembourg) S.A., as Luxembourg paying and transfer agent (the “Luxembourg Paying and Transfer Agent”). Each of the Fiscal Agent, the Principal Paying Agent, the Principal Transfer Agent, the Exchange Rate Agent, the Calculation Agent, the Luxembourg Paying and Transfer Agent and any additional Paying Agents or Transfer Agents (each as defined below) appointed pursuant to Section 2(f) is sometimes herein referred to severally as an “Agent” and, collectively, as the “Agents”.
          1. Securities Issuable in Series; Forms. (a) Mexico may issue its notes, including its Internotes(R) issued in an aggregate principal amount of up to U.S. $1,500,000,000 (or its equivalent in other currencies), subject to increase at Mexico’s discretion, due nine months or more from the date of issue as well as bonds, debentures and/or other unsecured evidences of indebtedness (the “Securities”) in separate series from time to time hereunder (each such series of Securities being hereinafter referred to as a “Series” or the “Securities of a Series”). All Securities when executed and delivered in accordance with this Agreement will be direct, general and unconditional obligations of Mexico for the payment of which the full faith and credit of Mexico is pledged. Each Series will rank pari passu with each other Series, without any preference among themselves (whether by reason of priority of date of issue, currency of payment or otherwise), and at least equally with all other outstanding unsecured and unsubordinated obligations of Mexico relating to External Indebtedness of Mexico. The aggregate principal amount of the Securities of all Series which may be outstanding at any time is not limited by this Agreement. “External Indebtedness” means any Indebtedness which is payable by its terms or at the option of its holder in any currency other than the currency of Mexico other than any such Indebtedness that is originally issued or incurred within Mexico; and “Indebtedness” means all unsecured and unsubordinated obligations of Mexico in respect of moneys borrowed by Mexico and guaranties of Mexico in respect of moneys borrowed by others.
          (b) Authorization. The Securities of a Series delivered to the Fiscal Agent (as hereinafter defined) for authentication on original issuance pursuant to Section 3 of this Agreement shall be authorized by Mexico in a certificate (the “Authorization”) executed on behalf of Mexico and shall set forth the following (as applicable):
          (i) Designation: the designation of the Securities of such Series (which shall distinguish the Securities of such Series from all other Series);
          (ii) Aggregate Principal Amount: any limit upon the aggregate principal amount of the Securities of such Series which may be authenticated and delivered in accordance with this Agreement (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such Series pursuant to the provisions of this Agreement or of the Securities of such Series);

          (iii) Registered/Bearer Form: whether the Securities of such Series shall be in registered form without interest coupons or in bearer form with or without interest coupons, or both, and the terms upon which Securities of such Series in one form may be exchanged for Securities of such Series in another form, if at all;
          (iv) Temporary Global Securities: whether Securities of such Series in registered form or bearer form shall initially be represented by a temporary global Security, any date, or the manner of determination of any date, prior to which interests in any such temporary global Security may not be exchanged for definitive Securities of such Series (each an “Exchange Date”) and the extent to which and the manner in which any interest on such temporary global Security may be paid;
          (v) Book-Entry: whether the definitive Securities of such Series in registered form and/or bearer form shall be represented by one or more definitive book-entry Securities, and the terms upon which such definitive book-entry Securities may be exchanged for Securities of such Series not in book-entry form;
          (vi) Payment Dates, etc.: the date or dates on which the principal of (and premium, if any, on) the Securities of such Series is payable and the record dates, if any, for the determination of holders of the Securities of such Series to whom such principal (and premium, if any) is payable;
          (vii) Interest Rates, etc.: the rate or rates at which the Securities of such Series shall bear interest, if any, or the manner in which such rate or rates will be determined (including any provisions for the increase or decrease of such rate or rates upon the occurrence of specified events), the date or dates from which any such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates, if any, for the determination of holders of the Securities of such Series to whom any such interest is payable;
          (viii) Payment Places, etc.: the place or places where, and the manner in which, the principal of (and premium, if any) and any interest on the Securities of such Series is payable, where any Securities of such Series in registered form may be surrendered for registration of transfer, where Securities of such Series may be surrendered for exchange and where notices and demands to or upon Mexico in respect of the Securities of such Series may be served;
          (ix) Optional Redemption Features: the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such Series may be redeemed, whether in whole or in part, at the option of Mexico or otherwise;
          (x) Special Redemption Features: the obligation (which may be fixed or contingent upon events), if any, of Mexico to redeem, purchase or repay Securities of such Series pursuant to any sinking fund or analogous provisions or at the option of the holder thereof, including pursuant to a survivor’s option, and the price or prices at which, the period or periods within which (or the manner in which such price or prices or period

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or periods will be determined) and the terms and conditions upon which Securities of such Series shall be redeemed, purchased or repaid, in whole or in part pursuant to such obligation;
          (xi) Denominations: the denomination or denominations in which Securities of such Series shall be issuable;
          (xii) Covenants; Events of Default: all covenants or agreements of Mexico and any events which give rise to the right of the holder of a Security of such Series to accelerate the maturity of such Security;
          (xiii) Special Principal Repayment Features: if other than the principal amount thereof, the portion of the principal amount of the Securities of such Series which shall be payable upon acceleration of the maturity of the Securities of such Series, or otherwise, or the manner in which such portion will be determined;
          (xiv) Foreign Currency Features: the currency or composite currency in which principal of (and premium, if any) and any interest are payable, or the manner in which such currency or composite currency will be determined; and if the principal of (or premium, if any) or interest on the Securities of such Series is to be payable, at the election of Mexico or a holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of (or premium, if any) or interest on Securities of such Series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;
          (xv) Index Features: if the amount of payments of principal of (or premium, if any) or interest on Securities of such Series may be determined by reference to an index, the manner in which such amounts will be determined;
          (xvi) Special Payment Features: the person to whom any interest on any registered Security of such Series shall be payable if other than the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the record date for such interest and the manner in which, or the person to whom, any interest on any bearer Security of such Series shall be payable if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature;
          (xvii) Additional Amounts: the obligation, if any, of Mexico to pay additional amounts in respect of principal of (and premium, if any) and any interest on Securities of such Series, and the circumstances under which any such obligation shall arise;
          (xviii) Legends: whether any legends shall be stamped or imprinted on all or a portion of the Securities of such Series, and the terms and conditions upon which any such legends may be removed;

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          (xix) Certifications: whether any variations should be made in the certificates provided in Exhibits D and E to this Agreement with respect to the Securities of such Series or whether other certificates may be required;
          (xx) Other Terms: any other terms of the Securities of such Series; and
          (xxi) Form of Securities: the form of the Securities of such Series if other than in substantially the form of Exhibit A or Exhibit B hereto.
The Authorization shall be delivered to the Fiscal Agent and copies thereof shall be held on file and made available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York, and at the offices of any Paying Agents (as referred to below) for the Securities of the Series to which the Authorization relates.
          Securities may be issuable pursuant to warrants (if so provided in the text of such Securities) and the Fiscal Agent may act as warrant agent or in any similar capacity in connection therewith.
          (c) Forms of Securities. The Securities of a Series to be issued in registered form without coupons (“registered Securities”) shall be issued substantially in the form of Exhibit A and B hereto or such other form as shall be set forth in the Authorization for such Series and in the denominations specified in such Authorization. The Securities of a Series, if any, to be issued in bearer form, with or without interest coupons attached (“bearer Securities”), shall be issued substantially in the form of Exhibit C hereto or such other form as shall be set forth in the Authorization for such Series and in the denominations specified in such Authorization. In this Agreement, (i) Securities which are not in temporary form are referred to as “definitive Securities”, (ii) registered Securities which are not in temporary form are referred to as “definitive registered Securities” (unless such Securities are in book-entry form, in which case they are referred to as “definitive registered book-entry Securities”) and registered Securities which are in temporary form are referred to as “temporary registered Securities” (unless such Securities are in global form, in which case they are referred to as “temporary registered global Securities”) and (iii) bearer Securities which are not in temporary form are referred to as “definitive bearer Securities” (unless such Securities are in book-entry form, in which case they are referred to as “definitive bearer book-entry Securities”) and bearer Securities which are in temporary form are referred to as “temporary bearer Securities” (unless such Securities are in global from, in which case they are referred to as “temporary bearer global Securities”).
          The Securities of each Series and the coupons appertaining thereto, if any, shall be executed on behalf of Mexico by a duly authorized representative of the Ministry of Finance and Public Credit and the Treasurer of the Federation or an authorized representative of the Treasurer of the Federation. Such signatures may be manual or facsimile signatures. In the event that any of the officials of Mexico who shall have signed or whose facsimile signature shall appear upon any of the Securities or coupons appertaining thereto shall cease to be such an official before the Securities or coupons so signed shall actually have been authenticated and delivered, such Securities or coupons nevertheless may be authenticated and delivered with the

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same force and effect as though the person or persons who signed such Securities or coupons had not ceased to be such official or officials of Mexico.
          The Securities of a Series may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement or of the Authorization for such Series, and may have such letters, numbers or other marks of identification and such legends or endorsements not referred to in the Authorization placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith and with such Authorization, be determined by the authorized officials executing such Securities, as conclusively evidenced by their execution of such Securities. All Securities of a particular Series shall be otherwise substantially identical except as to denomination and as provided herein or in the Authorization for such Series.
          (d) Temporary Securities. Until definitive Securities of a Series are prepared, Mexico may (and, if the Authorization for such Series so requires, Mexico shall) execute, and in such event there shall be authenticated and delivered, in accordance with the provisions of Section 3 of this Agreement temporary Securities of such Series. Such temporary Securities may be in global form; provided, however, that any temporary Security in global form shall be in registered form unless delivered in compliance with the conditions set forth in Section 1(e) hereof. Such temporary Securities of a Series shall be subject to the same limitations and conditions and entitled to the same rights and benefits as definitive Securities of such Series, except as provided herein or therein. Unless otherwise provided herein or therein, temporary Securities of a Series shall be exchangeable for definitive Securities of such Series when such definitive Securities are available for delivery; and upon the surrender for exchange of temporary Securities of a Series which are so exchangeable, Mexico shall execute, and there shall be authenticated and delivered, in accordance with the provisions of Sections 5 and 6 of this Agreement, in exchange for such temporary Securities of a Series, a like aggregate principal amount of definitive Securities of such Series of like tenor. Mexico shall pay all charges, including (without limitation) stamp and other taxes and governmental charges, incident to any exchange of temporary Securities for definitive Securities. All temporary Securities shall be identified as such and shall describe the right of the holder thereof to effect an exchange for definitive Securities and the manner in which such an exchange may be effected.
          (e) (i) Originally Issued Bearer Securities. This Section 1(e)(i) shall apply only to definitive bearer Securities and definitive bearer book-entry Securities which are originally issued at the time of sale thereof.
          Mexico shall not deliver for original issuance at the time of sale thereof any definitive bearer Security or definitive bearer book-entry Security of any Series to the person entitled to physical delivery thereof except upon delivery by such person to the Fiscal Agent of a certificate in substantially the form set forth in (A) Exhibit D hereto, if the person entitled to physical delivery of such Securities is Euroclear (as defined below) or Clearstream, Luxembourg (as defined below) or (B) Exhibit E hereto, in all other cases. Notwithstanding any other provision hereof or of the Securities of a Series, no bearer Security of such Series may be mailed to or otherwise delivered to any location within the United States in connection with their sale

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during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)).
          (ii) Temporary Bearer Global Securities. This Section 1(e)(ii) shall apply only to temporary bearer global Securities delivered to a common depositary or its nominee (the “Common Depositary”) for the benefit of Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”), except as otherwise may be provided in the applicable Authorization.
          If the Authorization relating to the Securities of a Series so provides, bearer Securities of such Series shall be issued initially in the form of a temporary bearer global Security in such form as shall be established pursuant to the Authorization. The temporary bearer global Security of a Series shall be exchangeable, as provided below, for definitive bearer Securities or, to the extent so provided in the Authorization for such Series, definitive registered Securities of such Series or, if the Authorization so provides, in the form of one or more definitive bearer book-entry Securities or definitive registered book-entry Securities, or any combination thereof specified or contemplated by the Authorization. The term “Securities of a Series” as used herein includes any temporary bearer global Security of such Series.
          Any such temporary bearer global Security of a Series shall be executed by Mexico and delivered to the Fiscal Agent, and the Fiscal Agent shall, upon the order of Mexico, authenticate such temporary bearer global Security and deliver it to the Common Depositary for the benefit of Euroclear and Clearstream, Luxembourg for credit to the respective accounts of the beneficial owners of the Securities of such Series (or to such other accounts as they may direct).
          Unless otherwise specified in the Authorization, the interest of a beneficial owner of Securities of a Series in the temporary bearer global Security of such Series shall be exchanged for definitive bearer Securities or definitive registered Securities of such Series or any combination thereof when the account holder instructs Euroclear or Clearstream, Luxembourg, as the case may be, to request such exchange on its behalf and delivers to Euroclear or Clearstream, Luxembourg, as the case may be, a certificate in substantially the form set forth in Exhibit E hereto, copies of which certificate shall be available at the offices of Euroclear, Clearstream, Luxembourg and the Fiscal Agent. If an Exchange Date is specified in the Authorization for the Securities of a Series, no definitive bearer Securities of such Series shall be issued pursuant to this Section l(e)(ii) prior to the Exchange Date. In the case of registered Securities being sold pursuant to Rule 144A under the Securities Act, the interest of a beneficial owner of Securities of a Series in the temporary bearer global Security of such Series shall be exchanged for definitive registered Securities as soon as practicable on or after the closing date without requirement of certification described above. Any exchange pursuant to this Section 1(e)(ii) shall be made free of charge to the beneficial owners of the temporary bearer global Security, except that a person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive Securities in person at the offices of Euroclear or Clearstream, Luxembourg. Notwithstanding any other provision hereof or of the Securities of a Series, no bearer Security of such Series may be mailed to or otherwise delivered in connection with their sale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) to any location within the United States.

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          On or after the applicable Exchange Date, or if no Exchange Date is specified in the Authorization for Securities of a Series to be applicable to Securities of such Series, on or after the date of original issuance of the Securities of such Series, the temporary bearer global Security of such Series shall be surrendered by the Common Depositary to the Fiscal Agent outside the United States, as Mexico’s agent, for purposes of the exchange of Securities described below. In the event the temporary bearer global Security of such Series is to be exchanged for one or more definitive bearer book-entry Securities or definitive registered book-entry Securities, or any combination thereof, following such surrender the Fiscal Agent shall authenticate and deliver such definitive Securities to the Common Depositary for the benefit of Euroclear or Clearstream, Luxembourg for credit to the respective accounts of the beneficial owners of Securities of such Series (or to such other accounts as they may direct), but only upon delivery by Euroclear or Clearstream, Luxembourg, as the case may be, to the Fiscal Agent of a certificate or certificates substantially in the form set forth in Exhibit D hereto. In the case of registered Securities being sold pursuant to Rule l44A under the Securities Act, the interest of a beneficial owner of Securities of a Series in the temporary bearer Global Security of such Series shall be exchanged for definitive book-entry registered Securities as soon as practicable on or after the closing date without requirement of certification described above. In the event the temporary bearer global Security of a Series is to be exchanged for one or more definitive bearer Securities or definitive registered Securities, or any combination thereof, following such surrender, upon the request of Euroclear or Clearstream, Luxembourg, acting on behalf of beneficial owners of Securities, the Fiscal Agent shall authenticate and deliver to Euroclear or Clearstream, Luxembourg, as the case may be, for the account of such owners, definitive bearer Securities or definitive registered Securities, or any combination thereof, as shall be specified by Euroclear or Clearstream, Luxembourg, as the case may be, in exchange for the aggregate principal amount of the temporary bearer global Security of such Series beneficially owned by such owners, but only upon delivery by Euroclear or Clearstream, Luxembourg, as the case may be, to the Fiscal Agent of a certificate or certificates substantially in the form set forth in Exhibit D hereto. In the case of registered Securities being sold pursuant to Rule l44A under the Securities Act, the interest of a beneficial owner of Securities of a Series in the temporary bearer global Security of such Series shall be exchanged for definitive registered Securities as soon as practicable on or after the closing date without the requirement of certification described above.
          Upon any exchange of a portion of the temporary bearer global Security of a Series for definitive Securities of such Series, the temporary bearer global Security of such Series shall be endorsed to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, the temporary bearer global Security of a Series shall in all respects be entitled to the same benefits under this Agreement as definitive Securities of such Series authenticated and delivered hereunder, except that neither Euroclear nor Clearstream, Luxembourg nor the beneficial owners of the temporary bearer global Security of such Series shall be entitled to receive payment of interest thereon except as provided in the next sentence. If the Authorization for Securities of a Series so provides, beneficial owners of the temporary bearer global Security of such Series, and Euroclear or Clearstream, Luxembourg on their behalf, shall be entitled to receive payment of interest prior to any such exchange for definitive Securities following delivery by the beneficial owners to Euroclear or Clearstream, Luxembourg, as the case may be, of a certificate substantially in the form set forth in Exhibit E hereto and

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delivery by Euroclear or Clearstream, Luxembourg, to the Fiscal Agent of a certificate substantially in the form set forth in Exhibit D hereto.
          (iii) Temporary Bearer Securities Other Than Temporary Bearer Global Securities. This Section 1(e)(iii) shall apply only to temporary bearer Securities that are not covered by Section 1(e)(ii).
          If the Authorization relating to the Securities of a Series so provides, bearer Securities of such Series shall be issued initially in the form of one or more temporary bearer Securities in such form as shall be established pursuant to the Authorization. The temporary bearer Securities of a Series shall be exchangeable, as provided below, for definitive bearer Securities or, to the extent so provided in the Authorization for such Series, definitive registered Securities of such Series if the Authorization so provides, in the form of one or more definitive bearer book-entry Securities or definitive registered book-entry Securities, or any combination thereof specified or contemplated by the Authorization. The term “Securities of a Series” as used herein includes any temporary bearer Security of such Series.
          Any such temporary bearer Security of a Series shall be executed by Mexico and delivered to the Fiscal Agent, and the Fiscal Agent shall, upon the order of Mexico, authenticate such temporary bearer Security and deliver it to the person specified by Mexico as entitled to the delivery thereof.
          Unless otherwise specified in the Authorization, a temporary bearer Security of such Series shall be exchangeable for definitive bearer Securities or definitive registered Securities of such Series or any combination thereof only upon the delivery by the holder of such temporary bearer Security to the Fiscal Agent of a certificate in substantially the form set forth in Exhibit E hereto, as described below. If the person entitled to physical delivery of such Securities is Euroclear or Clearstream, Luxembourg, the procedures of Section 1(e)(ii) hereof shall be applicable.
          On or after the applicable Exchange Date, or if no Exchange Date is specified in the Authorization for Securities of a Series to be applicable to Securities of such Series, on or after the date of original issuance of the Securities of such Series, the temporary bearer Securities of such Series shall be surrendered by the holders thereof to the Fiscal Agent outside the United States, as Mexico’s agent, for purposes of the exchange of Securities described below. In the event the temporary bearer Securities of such Series are to be exchanged for one or more definitive bearer Securities, following such surrender the Fiscal Agent shall authenticate and deliver such definitive Securities to the holders of such temporary bearer Securities, but only upon delivery by the holders of such temporary bearer Securities, to the Fiscal Agent of a certificate or certificates substantially in the form set forth in Exhibit E hereto. In the case of registered Securities being sold pursuant to Rule 144A under the Securities Act, the interest of a beneficial owner of Securities of a Series in the temporary bearer Security of such Series shall be exchanged for definitive registered Securities as soon as practicable on or after the closing date without requirement of certification described above.
          Until so exchanged, a temporary bearer Security of a Series shall in all respects be entitled to the same benefits under this Agreement as definitive Securities of such Series

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authenticated and delivered hereunder, except that neither the holders nor the beneficial owners of such temporary bearer Security of such Series shall be entitled to receive payment of interest thereon except as provided in the next sentence. If the Authorization for Securities of a Series so provides, holders of temporary bearer Securities of such Series shall be entitled to receive payment of interest prior to any such exchange for definitive Securities following delivery by the holders to the Fiscal Agent of a certificate substantially in the form set forth in Exhibit E hereto.
          Notwithstanding any other provision hereof or of the Securities of a Series, no bearer Security of such Series may be mailed to or otherwise delivered to any location within the United States in connection with their sale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)).
          Any exchange pursuant to this Section 1(e)(iii) shall be made free of charge to the beneficial owners of the temporary bearer Security, except that a person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive securities in person.
          (f) (i) U.S. Book-Entry Provisions. This Section 1(f)(i) shall apply only to definitive registered book-entry Securities of a Series deposited with or on behalf of a depositary located in the United States (a “U.S. Depositary”), except as may be otherwise provided in the Authorization for such Series.
          If Mexico shall establish, in the Authorization for Securities of a Series, that the registered Securities of such Series are to be issued in whole or in part in the form of one or more definitive registered book-entry Securities deposited with or on behalf of a U.S. Depositary, then Mexico shall execute, and the Fiscal Agent shall authenticate and deliver, in accordance with this Section 1(f)(i) and the Authorization for such Series, one or more definitive registered book-entry Securities that (A) shall be registered in the name of the U.S. Depositary for such book-entry Security or Securities or the nominee of such U.S. Depositary, (B) shall be delivered by the Fiscal Agent to such U.S. Depositary or pursuant to such U.S. Depositary’s instruction and (C) except as otherwise provided in the Authorization, shall bear a legend substantially to the following effect:
“Unless this security is presented by an authorized representative of [insert name and address of U.S. Depositary] to Mexico or its agent for registration of transfer, exchange or payment, and any security issued is registered in the name of [insert name of nominee of U.S. Depositary] or such other name as requested by an authorized representative of [insert name of U.S. Depositary] and any payment is made to [insert name of nominee of U.S. Depositary] or to such other entity as is requested by an authorized representative of [insert name of U.S. Depositary], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, [insert name of nominee of U.S. Depositary], has an interest herein.”

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          Members of, or participants in, a U.S. Depositary (“Agent Members”) shall have no rights under this Agreement with respect to any definitive registered book-entry Security held on their behalf by a U.S. Depositary or under such definitive registered book-entry Security, and such U.S. Depositary may be treated by Mexico, the Fiscal Agent and any agent of Mexico or the Fiscal Agent as the owner of such definitive registered book-entry Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Mexico, the Fiscal Agent or any agent of Mexico or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by a U.S. Depositary or impair, as between a U.S. Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.
          (ii) Offshore Book-Entry Provisions. This Section 1(f)(ii) shall apply only to definitive bearer book-entry Securities of a Series delivered to the Common Depositary for the benefit of Euroclear and Clearstream, Luxembourg, except as otherwise may be provided in the Authorization for Securities of such Series.
          The provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions” of Clearstream, Luxembourg, respectively, shall be applicable to definitive bearer book-entry Securities of a Series delivered to the Common Depositary for the benefit of Euroclear and Clearstream, Luxembourg. Account holders or participants in Euroclear and Clearstream, Luxembourg shall have no rights under this Fiscal Agency Agreement with respect to any such definitive bearer book-entry Securities delivered to the Common Depositary for the benefit of Euroclear and Clearstream, Luxembourg for credit to the respective accounts of such account holders or participants and such Common Depositary may be treated by Mexico, the Fiscal Agent and any agent of Mexico or the Fiscal Agent as the owner of any such definitive bearer book-entry Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Mexico, the Fiscal Agent or any agent of Mexico or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the Common Depositary, or impair, as between the Common Depositary, Euroclear or Clearstream, Luxembourg and their respective account holders or participants, the operation of customary practices governing the exercise of the rights of a holder of any Security.
          2. Agents. (a) Subject to the provisions of Section 9(f) hereof, Mexico hereby appoints The Bank of New York as fiscal agent of Mexico in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Bank of New York hereby accepts such appointment. The Bank of New York currently has its corporate trust office at 101 Barclay Street, 21 West, New York, New York, United States of America. The Bank of New York, and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 9 hereof, are herein called the “Fiscal Agent.” The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of Mexico as Mexico may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.
          (b) Subject to the provisions of Section 9(g) hereof, Mexico hereby appoints The Bank of New York as the principal paying agent of Mexico in respect of the Securities upon

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the terms and subject to the conditions herein set forth, and The Bank of New York hereby accepts such appointment. The Bank of New York, and any successor or successors as such principal paying agent qualified and appointed in accordance with Section 9 hereof, are herein called the “Principal Paying Agent.” The Principal Paying Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of Mexico as Mexico may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.
          (c) Subject to the provisions of Section 9(g) hereof, Mexico hereby appoints The Bank of New York as the principal transfer agent of Mexico in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Bank of New York hereby accepts such appointment. The Bank of New York, and any successor or successors as such principal transfer agent qualified and appointed in accordance with Section 9 hereof, are herein called the “Principal Transfer Agent.” The Principal Transfer Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of Mexico as Mexico may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.
          (d) Subject to the provisions of Section 9(g) hereof, Mexico hereby appoints The Bank of New York as the exchange rate agent and the calculation agent of Mexico in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Bank of New York hereby accepts such appointments. The Bank of New York and any successor or successors as such exchange rate agent and calculation agent qualified and appointed in accordance with Section 9 hereof, are herein called the “Exchange Rate Agent” and “Calculation Agent.” The Exchange Rate Agent and Calculation Agent shall have the powers and authority granted to and conferred upon them in the Securities and hereby and such further powers and authority to act on behalf of Mexico as Mexico may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.
          (e) Subject to the provisions of Section 9(g) hereof, Mexico hereby appoints The Bank of New York (Luxembourg) S.A. as the Luxembourg paying and transfer agent of Mexico in respect of the Securities upon the terms and subject to the conditions herein set forth, and The Bank of New York (Luxembourg) S.A. hereby accepts such appointment. The Bank of New York (Luxembourg) S.A. and any successor or successors as such Luxembourg paying and transfer agent qualified and appointed in accordance with Section 9 hereof, is herein called the “Luxembourg Paying and Transfer Agent.” For so long as any Securities of a Series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, Mexico shall maintain a Luxembourg Paying and Transfer Agent. The Luxembourg Paying and Transfer Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of Mexico as Mexico may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

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          (f) Mexico reserves the right to appoint, at its discretion, one or more agents (a “Paying Agent” or “Paying Agents,” which terms shall include the Principal Paying Agent) for the payment (subject to applicable laws and regulations) of the principal of (and premium, if any) and any interest on the Securities of a Series, and one or more agents (a “Transfer Agent” or “Transfer Agents,” which terms shall include the Principal Transfer Agent) for the transfer and exchange of Securities of a Series, at such place or places as Mexico may determine; provided, however, that so long as any registered Securities are outstanding, Mexico shall maintain a Paying Agent and a Transfer Agent in The City of New York (which initially shall be the Principal Paying Agent and the Principal Transfer Agent, respectively); and provided, further, that so long as any bearer Securities are outstanding, Mexico shall maintain a Paying Agent outside the United States of America for such bearer Securities. Mexico shall notify the Fiscal Agent in writing of its appointment, or termination of an appointment, of any Paying Agent or Transfer Agent.
          3. Authentication and Delivery.
          (a) Authentication and Delivery. The Fiscal Agent is authorized, upon receipt of Securities of a Series duly executed on behalf of Mexico for the purpose of the original issuance of Securities of such Series, to authenticate said Securities in an aggregate principal amount not in excess of the aggregate principal amount specified in the Securities of such Series in accordance with the Authorization therefor and to deliver said Securities in accordance with the written order or orders of Mexico signed on its behalf by any person authorized by or pursuant to the Authorization therefor. Thereafter, the Fiscal Agent is authorized to authenticate and to deliver Securities of such Series in accordance with the provisions therein or hereinafter set forth.
          Notwithstanding the provisions of Section 1(b) and of the preceding paragraph, if all Securities of a Series are not to be originally issued at one time, it shall not be necessary to deliver the Authorization otherwise required pursuant to Section 1(b) or the order or orders otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such Series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such Series to be issued. The Fiscal Agent may, with the consent of Mexico, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of Securities of a Series and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. Mexico (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to Mexico) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.
          (b) Dating. Registered Securities shall be dated the date of their authentication by the Fiscal Agent. Bearer Securities shall be dated the date from which interest on the Securities of such Series first begins to accrue.

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          4. Payment and Cancellation.
          (a) Payment. Subject to the following provisions, Mexico will pay to the Fiscal Agent in funds available on or prior to 10:00 A.M. (local time) in the place of payment on each date on which a payment of principal of (or premium, if any) or any interest on the Securities of a Series shall become due, as set forth in the text of the Securities of such Series, such amounts, in the currency or currencies (or composite currency or currencies), as is necessary to make such payment, and Mexico hereby authorizes and directs the Fiscal Agent from funds so paid to it to make or cause to be made payment of the principal of (and premium, if any) and interest on the Securities of such Series as set forth herein and in such Securities. The Fiscal Agent will arrange directly with any Paying Agent which may have been appointed by Mexico pursuant to the provisions of Section 2 of this Agreement for the payment by such Paying Agent from funds furnished by Mexico of the principal of (and premium, if any) and interest on the Securities of a Series as set forth herein and in such Securities. Notwithstanding the foregoing, where the Authorization for a Series so provides, Mexico may pay, to a Paying Agent specifically designated for the purpose, funds for the payment of the principal of (and premium, if any) and interest on the Securities of such Series under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 9(b) of this Agreement; and the Fiscal Agent shall have no responsibility with respect to any funds so paid by Mexico directly to any such Paying Agent. Not later than the third Business Day after each Regular Record Date for the Securities of a Series, as set forth in the text of the Securities of such Series, the Fiscal Agent shall inform Mexico of the amount of the interest payment due on the related Interest Payment Date. Not later than the fifteenth day prior to any date on which a payment of principal of (or premium, if any, on) the Securities of a Series shall become due, the Fiscal Agent shall inform Mexico of the amount of such payment due on such date.
          (i) Registered Securities. Any interest on registered Securities of a Series shall be paid, unless otherwise provided in the text of the Securities of such Series, to the persons (the “registered owners”) in whose names such Securities are registered on the register maintained pursuant to Section 6 hereof at the close of business on the record dates designated in the Securities of such Series. Principal of (and premium, if any on) registered Securities of a Series shall be payable against surrender thereof at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York, at the offices of such other Paying Agents as Mexico shall have appointed pursuant to Section 2 hereof or, additionally or alternatively, in such other manner or at such other place as may be set forth or provided for in the Securities of such Series. Payments of principal of (and premium, if any) and any interest on registered Securities of such Series shall be made, in accordance with the foregoing and subject to applicable laws and regulations, in the case of payments of interest, by check mailed on the due date for such payment to the person entitled thereto at such person’s address appearing on the register of the Securities of such Series maintained pursuant to Section 6 hereof, or, in the case of payments of principal (and premium, if any), to such other address as the registered owner shall provide in writing at the time of such surrender; provided however, that, if provided in the Securities of such Series, such payments of principal (and premium, if any) and interest may be made, in the case of a registered owner of greater than the aggregate principal amount of Securities of such Series so specified in the Securities for such purpose, by transfer to an account denominated in the currency in which such payments are to be made maintained by the payee

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with a bank as specified in the Securities if such registered owner so elects by giving notice to the Fiscal Agent, not less than 15 days prior to the date of the payments to be made, of such election and of the account to which payment is to be made.
          (ii) Bearer Securities. Any interest on bearer Securities of a Series shall be payable, subject to applicable laws and regulations, by check upon surrender of any applicable coupon, and principal of (and premium, if any, on) bearer Securities of such Series shall be payable by check upon surrender of such Securities, at such offices or agencies of the Fiscal Agent or any Paying Agent located outside of the United States as Mexico may from time to time designate, unless Mexico shall have otherwise instructed the Fiscal Agent, or additionally or alternatively, in such other manner as may be set forth or provided for in the Securities of such Series. Neither the Fiscal Agent nor any Paying Agent shall, and Mexico shall not instruct the Fiscal Agent or any Paying Agent to, make such payments on bearer Securities of a Series at an office or agency located in the United States unless such payments are to be made in U.S. dollars and payment of the full amount so payable at each office of the Fiscal Agent and of each Paying Agent outside the United States appointed and maintained by Mexico in accordance with Section 2 hereof is illegal or effectively precluded by reason of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars.
          (b) Withholding. In respect of any registered Security, Mexico shall have the right to require a holder of such Security to present at the office of any Paying Agent a certificate in such form as Mexico may from time to time prescribe in order to comply with applicable law or regulation, to enable Mexico to determine its duties and liabilities with respect to (i) any taxes, assessments or governmental charges which Mexico or the Fiscal Agent may be required to deduct or withhold from payments in respect of such Security under any present or future law of the United States or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. Mexico shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of the information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination, but shall not be entitled to withhold all or part of any such payment except as required by applicable law.
          In respect of the Securities of each Series issued hereunder, at least 10 days prior to the first date of payment of principal of (and premium, if any, on) or interest (which, for purposes of this subsection (b), shall include accrued original issue discount) on the Securities of such Series, if at such time any payment of principal of (and premium, if any, on) or any interest on such Securities shall be subject to deduction or withholding for or account of any tax, assessment or other governmental charge, and at least 10 days prior to each date, if any, of payment of principal (and premium, if any) or interest thereafter if there has been any change with respect to such matters, Mexico will furnish the Fiscal Agent and each other Paying Agent with a certificate of an authorized official of Mexico instructing the Fiscal Agent and each other Paying Agent whether such payment of principal of (and premium, if any) or any interest on such Securities shall be made without deduction or withholding for or on account of any tax, assessment or other governmental charge. In the absence of any such certificate, the Fiscal Agent may assume that no such deduction or withholding shall be required. If any such

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deduction or withholding shall be required, then such certificate shall specify, by country, the amount, if any, required to be withheld on such payment to holders of such Securities or coupons, and Mexico will pay or cause to be paid to the Fiscal Agent (or, if applicable, directly to a Paying Agent or Agents) additional amounts, if any, required by the terms of such Securities to be paid. Mexico agrees to indemnify the Fiscal Agent and each other Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any certificate furnished pursuant hereto.
          (c) Cancellation. All Securities, together with all coupons, if any, appertaining thereto, delivered to the Fiscal Agent (or any other agent appointed by Mexico pursuant to Section 2 of this Agreement) for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment as herein or in the Securities provided and all coupons paid through the application of interest installments (other than Securities and coupons delivered to the Fiscal Agent), shall be forwarded to the Fiscal Agent by the Agent to which they are delivered. If any Security shall have been authenticated and delivered hereunder but never issued and sold by Mexico, Mexico may deliver such Security to the Fiscal Agent for cancellation together with a written statement setting forth that such Security has never been issued by Mexico. All such Securities and coupons shall be cancelled and destroyed by the Fiscal Agent or such other person as may be jointly designated by Mexico and the Fiscal Agent, which shall thereupon furnish certificates of such destruction to Mexico; provided, however, that bearer Securities of a Series forwarded or delivered to the Fiscal Agent may be reissued by the Fiscal Agent, at its option, in exchange for or in lieu of mutilated, destroyed, stolen or lost bearer Securities of such Series pursuant to Section 5 hereof.
          (d) References to Include Additional Amounts. All references in this Agreement to principal, premium and interest in respect of Securities of a Series shall, unless the context otherwise requires, be deemed to mean and include all additional amounts, if any, payable in respect thereof as a result of any withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by Mexico or any political subdivision or any taxing authority in Mexico as set forth in the text of the Securities of such Series.
          5. Exchange and Registration of Transfer of Securities.
          (a) General. The Fiscal Agent, or its agent duly authorized by the Fiscal Agent, is hereby authorized from time to time in accordance with the provisions of the Securities and of this Section 5 to authenticate and deliver:
          (i) Securities of a Series in exchange for or in lieu of Securities of such Series of like tenor and of like form which become mutilated, destroyed, stolen or lost;
          (ii) registered Securities of a Series of authorized denominations in exchange for a like aggregate principal amount of registered Securities of such Series of like tenor and of like form;

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          (iii) if bearer Securities of a Series are authorized to be issued and if specifically so provided by the provisions of the Securities of such Series, registered Securities of such Series in exchange for a like aggregate principal amount of bearer Securities of such Series of like tenor and of like form;
          (iv) if Securities of a Series are subject to partial redemption, Securities of a Series of authorized denominations in exchange for the unredeemed portion of any Securities of such Series redeemed in part only; and
          (v) if specifically so provided by the provisions of the Securities of a Series, Securities of such Series in exchange for Securities of another Series;
provided, however, that any definitive registered book-entry Security shall be exchangeable only as provided in Sections 5(a)(i), 5(a)(iv) and 5(b) and any definitive bearer book-entry Security delivered to a Common Depositary shall be exchangeable only as provided in Sections 5(a)(i), 5(a)(iv) and 5(c).
          Bearer Securities may not be issued in exchange for registered Securities. All bearer Securities of a Series surrendered for exchange for other Securities of such Series shall have attached thereto all unmatured (and, if interest thereon shall be in default, all matured but unpaid) coupons appertaining thereto. Each Security authenticated and delivered upon any transfer or in exchange for or in lieu of the whole or any part of any Security shall carry all the rights to interest accrued and unpaid and to accrue which were carried by the whole or such part of such Security. Notwithstanding anything to the contrary herein contained, such new Security, if a registered Security, shall be so dated, and, if a bearer Security, shall have attached thereto such coupons, that neither gain nor loss of interest shall result from such transfer or exchange.
          (b) Definitive Registered Book-Entry Securities. This Section 5(b) shall apply only to definitive registered book-entry Securities deposited with a U.S. Depositary pursuant to Section 1(f)(i), unless otherwise provided in the Authorization for such Series.
          Unless otherwise provided in the Authorization for Securities of a Series, a definitive registered book-entry Security of a Series shall be exchangeable for a definitive registered Security if (x) the U.S. Depositary with respect to such definitive registered book-entry Security notifies Mexico that it is unwilling or unable to continue as U.S. Depositary for all book-entry Securities or if at any time such U.S. Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, or (y) Mexico delivers to the Fiscal Agent a written notice that all definitive registered book-entry Securities shall be exchangeable.
          Unless a definitive registered book-entry Security is presented by an authorized representative of the U.S. Depositary to Mexico or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of a nominee of the U.S. Depositary and any payment is made to such nominee, any transfer, pledge or other use of such definitive registered book-entry Security for value or otherwise shall be wrongful since the registered owner of such definitive registered book-entry Security, the nominee of the U.S. Depositary, has an interest in such definitive registered book-entry Security.

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          If the beneficial owners of interests in a definitive registered book-entry Security are entitled to exchange interests for definitive registered Securities of such Series of another authorized form, as provided in the second preceding paragraph, then without unnecessary delay but in any event not later than the 15th day prior to the earliest date on which such interests may be so exchanged Mexico shall deliver to the Fiscal Agent definitive registered Securities in aggregate principal or face amount equal to the principal or face amount of such definitive registered book-entry Security executed by Mexico. If beneficial owners of interests in such definitive registered book-entry Security have requested definitive registered Securities, on or after the earliest date after such request on which such interests may be so exchanged, such definitive registered book-entry Security shall be surrendered by the U.S. Depositary to the Fiscal Agent, as Mexico’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive registered Securities without charge and the Fiscal Agent shall authenticate and deliver, in exchange for each portion of such definitive registered book-entry Security, an equal aggregate principal amount of definitive registered Securities of the same Series of authorized denominations and of like tenor as the portion of such definitive book-entry Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of such Series and like tenor to be redeemed and ending on the relevant date of redemption. Any definitive registered book-entry Security that is exchangeable pursuant to this Section 5(b) shall be exchangeable for definitive registered Securities issuable in the denominations specified in the Authorization for such Securities and registered in such names as the U.S. Depositary that is the holder of such definitive registered book-entry Security shall direct. If a definitive registered Security is issued in exchange for any portion of a definitive registered book-entry Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant interest payment date, interest will not be payable on such interest payment date in respect of such definitive registered Security, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such definitive registered book-entry Security is payable.
          The U.S. Depositary may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action that a holder is entitled to take under this Agreement or the Securities.
          (c) Definitive Bearer Book-Entry Securities. This Section 5(c) shall apply only to definitive bearer book-entry Securities delivered to a Common Depositary for Euroclear or Clearstream, Luxembourg pursuant to Section 1(f)(ii), unless otherwise provided in the Authorization for such Securities.
          If the beneficial owners of interests in a definitive bearer book-entry Security are entitled to exchange such interests for definitive bearer Securities or definitive registered Securities of such Series, as provided in the Authorization for such Series, then without unnecessary delay but in any event not later than the 15th day prior to the earliest date on which such interests may be so exchanged Mexico shall deliver to the Fiscal Agent definitive bearer Securities and/or definitive registered Securities in aggregate principal amount equal to the principal amount of such definitive bearer book-entry Security. On or after the earliest date (if any) on which such interests may be so exchanged, such definitive bearer book-entry Security shall be surrendered by the Common Depositary to the Fiscal Agent outside the United States, as

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Mexico’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Fiscal Agent shall authenticate and deliver, in exchange for each portion of such definitive bearer book-entry Security, an equal aggregate principal amount of definitive Securities of the same Series of authorized denominations and of like tenor as the portion of such definitive bearer book-entry Security in such combination thereof as shall be specified by the beneficial owner thereof and communicated to the Fiscal Agent through Euroclear or Clearstream, Luxembourg and, if in registered form, registered in such name as may be specified by the beneficial owner thereof and so communicated to the Fiscal Agent; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of such Series and like tenor to be redeemed and ending on the relevant date of redemption; and provided, further, that no definitive bearer Security delivered in exchange for a portion of a definitive bearer book-entry Security shall be mailed or otherwise delivered to any location in the United States. If a definitive registered Security is issued in exchange for any portion of a definitive bearer book-entry Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant interest payment date, interest will not be payable on such interest payment date in respect of such registered Security, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such definitive bearer book-entry Security is payable.
          So long as the Common Depositary is the holder of a definitive bearer book-entry Security, such Common Depositary will be considered the sole owner or holder of the Securities represented by such definitive bearer book-entry Security for the purposes of receiving payment on the Securities, receiving notices and for all other purposes under this Agreement and the definitive bearer book-entry Security. The Common Depositary may grant proxies and otherwise authorize any person, including Euroclear and Clearstream, Luxembourg and beneficial owners of the Securities, to take any action that a holder is entitled to take under this Agreement or the Securities. Beneficial interests in a definitive bearer book-entry Security will be evidenced only by, and transfers thereof will be effected only through, records maintained by Euroclear and Clearstream, Luxembourg.
          6. Register. The Fiscal Agent, as agent of Mexico for such purpose, shall maintain at its corporate trust office in the Borough of Manhattan, The City of New York, a register for each Series of Securities issued in whole or in part in registered form for the registration, and registration of transfers and exchanges, of Securities of such Series. Upon presentation at said office of the Fiscal Agent of any registered Security of such Series, accompanied by a written instrument of transfer in a form approved by Mexico and the Fiscal Agent (it being understood that, until notice to the contrary is given to holders of Securities of a Series, Mexico and the Fiscal Agent shall each be deemed to have approved the form of instrument of transfer, if any, printed on any definitive registered Security of such Series), executed by the registered holder, in person or by his attorney thereunto duly authorized in writing, such Security shall be transferred upon the register for the Securities of such Series, and a new definitive registered Security of such Series shall be authenticated and issued in the name of the transferee. Transfers and exchanges of Securities of a Series shall be subject to such restrictions as shall be set forth in the Securities of such Series and such reasonable regulations as may be prescribed by Mexico. Successive registrations and registrations of transfer as aforesaid may be made from time to time as desired, and each such registration shall be noted on

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the Security register. No service charge shall be made for any such registration or registration of transfer or exchange of the Securities of a Series unless otherwise provided by the provisions of the Securities of such Series, but, except as otherwise provided herein with respect to the exchange of temporary Securities for definitive Securities, Mexico or the Fiscal Agent (and any Transfer Agent or authenticating agent appointed by Mexico pursuant to Section 2 or 3 of this Agreement, respectively) may require payment of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith and any additional amounts required to be paid by the provisions of the Securities of such Series.
          Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities in exchange for other Securities.
          Neither the Fiscal Agent nor any Transfer Agent shall be required to register transfers or exchanges of Securities of a Series during any periods set forth in the Securities of such Series.
          7. Sinking Fund and Optional Redemption. Mexico hereby authorizes and directs the Fiscal Agent to administer the sinking fund with respect to the Securities of any Series having a mandatory sinking fund or similar provision in accordance with the provisions therefor set forth in the Securities of such Series. In the event that the Securities of a Series permit Mexico to redeem Securities of such Series at its option, Mexico shall, unless otherwise provided in the Securities of such Series, give written notice to the Fiscal Agent of the principal amount of Securities of such Series to be so redeemed not less than 35 days prior to the optional redemption date. All notices of redemption of Securities of a Series shall be made in the name and at the expense of Mexico and shall be given in accordance with the provisions applicable thereto set forth in the Authorization for the Securities of such Series or in the Securities of such Series. In the event that the provisions set forth in the Authorization for the Securities of a Series permit Mexico to redeem Securities of such Series only upon the occurrence or satisfaction of a condition or conditions precedent thereto, prior to the giving of notice of redemption of the Securities of such Series, or concurrently therewith, Mexico shall deliver to the Fiscal Agent a certificate of a duly authorized official of Mexico stating that Mexico is entitled to effect such redemption and setting forth in reasonable detail a statement of facts showing that such condition or conditions precedent have occurred or been satisfied. In the event that the provisions of the Securities of a Series permit the holders thereof, at their option, to cause Mexico to redeem such Securities, Mexico shall, as contemplated by Section 4 hereof, arrange with the Fiscal Agent (and each Paying Agent for the purpose, if applicable) for the provision of funds sufficient to make payments to such holders in respect of such redemptions, and the Fiscal Agent shall provide to Mexico from time to time reasonably detailed information as to such redemptions.
          Whenever less than all the Securities of a Series at any time outstanding are to be redeemed at the option of Mexico, the particular Securities of such Series to be so redeemed shall be selected not more than 60 days nor less than 30 days prior to the redemption date by the Fiscal Agent from the Securities of such Series outstanding at such time and not called for redemption, by such usual method as the Fiscal Agent shall deem fair and appropriate, which method may provide for the selection for redemption of portions of the principal amount of registered Securities of such Series the minimum denominations of which, if any, will be

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specified in the Securities of such Series. Upon any partial redemption of a registered Security of a Series, the Fiscal Agent shall authenticate and deliver in exchange therefor one or more registered Securities of such Series, of any authorized denomination and like tenor as requested by the holder thereof, in aggregate principal amount equal to the unredeemed portion of the principal of such Security.
          8. Conditions of the Agents’ Obligations. Each of the Agents accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which Mexico agrees and to all of which the rights hereunder of the holders from time to time of the Securities shall be subject:
          (a) Compensation and Indemnity. In connection with each of the Agents’ appointment and duties as Agent (which for purposes of this subparagraph 8(a) shall be deemed to include each Agent’s directors, officers, employees, counsel and agents), Mexico will promptly pay each of the Agents compensation as agreed upon by them. The obligations of Mexico under this Section 8(a) shall survive termination of this Agreement, payment of the Securities and the coupons, if any, and resignation or removal of such Agent. Mexico will indemnify each of the Agents for, and hold each of them harmless against, any loss or liability and agrees to pay or reimburse each of the Agents for any reasonable and documented expense (including counsel fees) which may be incurred by such Agent by reason of, or in connection with, such Agent’s appointment and duties as Agent pursuant to the terms of this Agreement, except as such result from such Agent’s own negligence, bad faith or willful misconduct. Mexico will also promptly reimburse each of the Agents for their reasonable and documented out-of-pocket costs and expenses in connection with its services hereunder after receipt by Mexico of evidence of such costs and expenses.
          (b) Agency. In acting under this Agreement and in connection with the Securities, each of the Agents and any Agent appointed by Mexico pursuant to Section 2 of this Agreement is acting solely as agent of Mexico and does not assume any obligations or relationship of agency or trust for or with any of the owners or holders of the Securities of any Series or any coupons appertaining to the Securities of any Series, except that all funds held by such Agent for payment of the principal of (and premium, if any) and interest on, any outstanding Securities shall be held in trust (but need not be segregated from other funds except as required by law) and shall be applied as set forth herein and in such Securities. Any funds held in respect of the principal of (or premium, if any) or interest on Securities of a Series remaining unclaimed at the end of two years after such principal, premium or interest shall have become due and payable shall then be repaid to Mexico and upon such repayment the aforesaid trust with respect to the Securities of such Series shall terminate and all liability of such Agent with respect to such funds shall thereupon cease, as provided and in the manner set forth in the Securities of such Series.
          (c) Advice of Counsel. Each of the Agents appointed by Mexico pursuant to Section 2 hereof may consult with counsel satisfactory to it, who may be counsel to Mexico, and the advice or written opinion of such counsel shall be full and complete

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authorization and protection in respect of any action taken or omitted to be taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.
          (d) Reliance. Each of the Agents appointed by Mexico pursuant to Section 2 hereof shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Authorization, Security or coupon, notice, direction, consent, certificate, affidavit, statement or other document reasonably believed by it to be genuine and to have been signed by the proper parties.
          (e) Interest in Securities, etc. Each of the Agents appointed by Mexico pursuant to Section 2 hereof may become the owner of, or acquire any interest in, any Securities or coupons, with the same rights that it would have if it were not an Agent hereunder, and may engage or be interested in any financial or other transaction with Mexico and may act on, or as depository, trustee or agent for, any committee or body of holders of Securities or coupons or other obligations of Mexico as freely as if it were not an Agent hereunder. The foregoing provisions of this Section 8(e) shall also apply to any officer, director or employee of any Agent appointed pursuant to Section 2 hereof as if such officer, director or employee were not an officer, director or employee of such Agent.
          (f) Non-Liability for Interest. An Agent shall not be liable for interest on any funds at any time received or held by it pursuant to any of the provisions of this Agreement or of any of the Securities unless agreed in writing between such Agent and Mexico.
          (g) Certifications. Whenever in the administration of this Agreement an Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by any person authorized by or pursuant to the Authorization and delivered to such Agent.
          (h) Non-Liability for Representations. None of the Agents shall be responsible for any of the recitals or representations herein or in any of the Securities (except as to the Fiscal Agent’s certificate of authentication thereon) or coupons, all of which are made solely by Mexico.
          (i) No Implied Obligations. The duties and obligations of each of the Agents shall be determined solely by the express provisions of this Agreement and an Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and in the Securities and no implied covenants or obligations shall be read into this Agreement against any of the Agents. Nothing herein shall be deemed to require an Agent to advance or risk its own funds, or take any action for which it has not received indemnity to its satisfaction.
          (j) Notices to Mexico. If any Agent shall receive any notice or demand addressed to Mexico by the holder of a Security or any coupon appertaining thereto

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pursuant to the provisions of the Securities of any Series, such Agent shall promptly forward such notice or demand to Mexico.
          9. Resignation or Termination and Appointment of Successor.
          (a) Fiscal Agent and Paying Agent. Mexico agrees, for the benefit of the holders from time to time of the Securities of each Series, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, in good standing and having and acting through an established place of business in The City of New York and authorized under such laws to exercise corporate trust powers, and, to the extent required by the provisions of the bearer Securities of such Series, if any, unless payments are permitted by Section 4(a)(ii) hereof to be made in the United States, a Paying Agent outside the United States for payment of the principal of (and premium, if any) and interest on such bearer Securities, until all the Securities of such Series authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) shall have become due and payable and monies sufficient to pay the principal of (and premium, if any) and interest on the Securities of such Series shall have been made available for payment and either paid or returned to Mexico as provided herein and in such Securities.
          (b) Resignation. Any Agent may at any time resign as such Agent by giving written notice to Mexico of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date not be less than 90 days after the date on which such notice is given unless Mexico agrees to accept shorter notice. Any Agent may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of Mexico and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect upon the appointment by Mexico, as hereinafter provided, of a successor Agent (which, with respect to the Fiscal Agent, to qualify as such, shall be a bank or trust company organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, in good standing and having and acting through an established place of business in The City of New York and authorized under such laws to exercise corporate trust powers) and the acceptance of such appointment by such successor Agent. Upon an Agent’s resignation or removal, such Agent shall be entitled to the payment by Mexico of all amounts payable by Mexico pursuant to Section 8(a).
          (c) Successors. In case at any time any of the Agents in respect of the Securities of a Series (but, in the case of a Paying Agent or Transfer Agent, or if such Agent is the only such Agent located in a place where, by the terms of the Securities of such Series or this Agreement, Mexico is required to maintain such an Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or conservator of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of Chapter 7 or 11 of Title 11 of the United States Code or under the provisions of any similar

22

legislation, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of an Agent or of its property or affairs, for the purposes of rehabilitation, conservation or liquidation, a successor Agent, qualified as aforesaid, shall be appointed by Mexico by an instrument in writing, filed with the successor Agent and the predecessor Agent. Upon the appointment as aforesaid of a successor Agent and acceptance by such successor of such appointment, the Agent so succeeded shall cease to be an Agent hereunder. If no successor Agent shall have been so appointed by Mexico and shall have accepted appointment as hereinafter provided, and, in the case of a Paying Agent or Transfer Agent, if such Agent is the only such Agent located in a place where, by the terms of the Securities of a Series or this Agreement, Mexico is required to maintain such an Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months (which Security, in the case of such a Paying Agent or Transfer Agent, is of the Series referred to in this sentence), on behalf of himself and all others similarly situated, or the Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor agent. Mexico shall give written notice (i) to each other Agent of the appointment of a successor Fiscal Agent and (ii) to the Fiscal Agent of the appointment of a successor to any other Agent.
          (d) Acknowledgment. Any successor Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to Mexico an instrument accepting such appointment hereunder, and thereupon such successor Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor, with like effect as if originally named as such Agent hereunder, and such predecessor, upon payment of all unpaid amounts payable by Mexico pursuant to Section 8(a), shall thereupon become obligated to transfer, deliver and pay over, and such successor Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Agent hereunder. Mexico will give prompt written notice of the appointment of a successor Fiscal Agent to the holders of outstanding Securities, in the case of registered Securities, by mail or by publication in a daily newspaper in The City of New York, as Mexico deems appropriate, and in the case of bearer Securities, by publication at least once in a daily newspaper in the English language of general circulation in London and in such other newspapers in Europe as Mexico deems appropriate.
          (e) Merger, Consolidation, etc. Any corporation or bank into which any Agent hereunder may be merged or converted or any corporation or bank with which any Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which any Agent shall be a party, or any corporation or bank to which any Agent shall sell or otherwise transfer all or substantially all of the assets and business or the corporate trust business such Agent, provided that it shall be qualified as aforesaid, shall be the successor Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.
          (f) Separate Fiscal Agents. Mexico may appoint a separate fiscal agent for the Securities of any Series issued pursuant to this Agreement in addition to or in lieu of the Fiscal Agent or any other fiscal agent which is acting as such agent for the Securities of other Series. Any such separate fiscal agent shall be a bank or trust company organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, in good standing and having and acting through an established place of business in

23

The City of New York and authorized under such laws to exercise corporate trust powers; provided, however, that in the case of bearer Securities of any Series, Mexico may appoint a fiscal agent organized or doing business outside the United States of America in respect of such bearer Securities. Any separate fiscal agent shall enter into an agreement with Mexico under which such fiscal agent shall agree to act on substantially the terms applicable to the Fiscal Agent hereunder.
          10. Payment of Stamp Taxes and Other Duties. Mexico shall pay all stamp taxes and other duties, if any, which may be imposed by Mexico, the United States of America or any political subdivision thereof or taxing authority of the foregoing with respect to this Agreement or the original issuance of the Securities.
          11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT WITH RESPECT TO ITS AUTHORIZATION AND EXECUTION BY MEXICO, WHICH SHALL BE GOVERNED BY THE LAWS OF MEXICO.
          12. Consent to Service; Jurisdiction. Each of the parties hereto hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, The City of New York in any action or proceeding arising out of or based on this Agreement or the Securities of any Series or any coupons appertaining thereto. Mexico hereby appoints the Consul General of Mexico acting through his offices at 27 East 39th Street, New York, New York 10016, and his successors, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any action arising out of or based on this Agreement or the Securities of any Series or any coupons appertaining thereto which may be instituted in any such court by the holder of a Security of any Series or coupon appertaining thereto. Mexico hereby waives irrevocably, to the extent permitted by law, any immunity from the jurisdiction of such court (including sovereign immunity and immunity from pre-judgment attachment, post-judgment attachment and execution) and any objections to the laying of venue in any such courts in respect of any such action to which it might otherwise be entitled in any actions arising out of or based on this Agreement or the Securities or any coupons appertaining thereto which may be instituted by the holder of any Security or coupon in any state or federal court in the Borough of Manhattan, The City of New York. In addition, Mexico hereby waives any rights to which it may be entitled on account of place of residence or domicile. Such appointment shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on or in respect of all the Securities have been provided to the Fiscal Agent pursuant to the terms hereof either paid or and returned to Mexico as provided in Section 9(b) hereof, except that, if for any reason, the Consul General of Mexico ceases to be able to act as Authorized Agent or no longer has an address in the Borough of Manhattan, The City of New York, Mexico will appoint another person (which may be the Fiscal Agent) in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent, a copy of which acceptance it shall provide to the Fiscal Agent. Mexico will take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, or at such other address in the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon

24

Mexico. Notwithstanding anything else in this Section 12 to the contrary, neither such appointment nor such submission to jurisdiction or such waiver of immunity shall be interpreted to include actions brought under the United States securities laws or any state securities laws.
          13. Meetings and Amendments.
          (a) Calling of Meeting, Notice and Quorum. A meeting of holders of the Securities of a Series may be called, as set forth below, at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities of such Series to be made, given or taken by holders of the Securities of such Series or to modify, amend or supplement the terms of the Securities of such Series or this Agreement as hereinafter provided. Mexico may at any time call a meeting of holders of the Securities of a Series for any such purpose to be held at such time and at such place as Mexico shall determine. Notice of every meeting of holders of the Securities of a Series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Securities of such Series, not less than 30 nor more than 60 days prior to the date fixed for the meeting. In case at any time the holders of at least 10% of the aggregate principal amount of the Outstanding (as defined in subsection (f) of this Section) Securities of a Series shall have requested the Fiscal Agent to call a meeting of the holders of the Securities of such Series for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof not less than 30 nor more than 60 days prior to the date fixed for the meeting.
          To be entitled to vote at any meeting of holders of the Securities of a Series, a person shall be a holder of Outstanding Securities of such Series or, in the case of registered Securities of such Series, a person duly appointed by an instrument in writing as proxy for such a holder. At any meeting of holders, other than a meeting to discuss a Reserved Matter (as defined below), the persons entitled to vote a majority of the aggregate principal amount of the Outstanding Securities of a Series shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Outstanding Securities of such Series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders held to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Outstanding Securities of a Series shall constitute a quorum. Mexico may make such reasonable and customary regulations as it shall deem advisable for any meeting of holders of Securities of a Series with respect to the proof of the holding of bearer Securities of such Series and of the appointment of proxies in respect of holders of registered Securities of such Series, the record date for determining the registered owners of registered Securities of such Series who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 30 nor more than 90 days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meetings as it shall deem appropriate.

25

          (b) Non-Reserved Matters. (i) At any meeting of holders of the Securities of a Series duly called and held as specified above, upon the affirmative vote, in person or (in the case of registered owners of the Securities of such Series) by proxy thereunto duly authorized in writing, of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of such Series then Outstanding represented at such meeting (or of such other percentage as may be set forth in the text of the Securities of such Series with respect to the action being taken), or (ii) with the written consent of the owners of not less than 66 2/3% of the aggregate principal amount of the Securities of such Series then Outstanding (or of such other percentage as may be set forth in the text of the Securities of such Series with respect to the action being taken), Mexico and the Fiscal Agent may modify, amend or supplement the terms of the Securities of such Series or, insofar as respects the Securities of such Series, this Agreement in any way, other than a modification, amendment or supplement constituting a Reserved Matter (as defined below), and the holders of the Securities of such Series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities of such Series to be made, given or taken by holders of the Securities of such Series, other than a waiver or other action constituting a Reserved Matter.
          (c) Reserved Matters. (i) At any meeting of holders of the Securities of a Series duly called and held as specified above, upon the affirmative vote, in person or (in the case of registered owners of the Securities of such Series) by proxy thereunto duly authorized in writing, of the holders of not less than 75% of the aggregate principal amount of the Securities of such Series then Outstanding, or (ii) with the written consent of the owners of not less than 75% of the aggregate principal amount of the Securities of such Series then Outstanding, Mexico and the Fiscal Agent may make any modification, amendment, supplement or waiver of this Agreement or the terms and conditions of the Securities of such Series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Securities of such Series, (B) reduce the principal amount of the Securities of such Series, the portion of such principal amount which is payable upon acceleration of the maturity of such Securities, the interest rate thereon or the premium payable upon redemption thereof, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of the Securities of such Series is payable, (D) shorten the period during which Mexico is not permitted to redeem the Securities of such Series, or permit Mexico to redeem the Securities of such Series if, prior to such action, Mexico is not permitted to do so, (E) reduce the proportion of the principal amount of the Securities of such Series the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities of such Series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Securities of such Series, (F) change the obligation of Mexico to pay additional amounts with respect to the Securities of such Series, (G) change the governing law provision of the Securities of such Series, (H) change the courts to the jurisdiction of which Mexico has submitted, Mexico’s obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 12 hereof, or Mexico’s waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of such Series, as set forth in Section 12 hereof, (J) in connection with an exchange offer for the Securities of such Series, amend any Event of Default (as defined in the terms of the Securities of such Series), or (K) change the status of the Securities of such Series, as set forth in the terms of the

26

Securities of such Series and as described under “Description of the Securities—Debt Securities—Status” in the prospectus, as amended by any prospectus supplement and any pricing supplement, applicable to the Securities of such Series. Each of the actions set forth in clauses (A) through (K) of the preceding sentence is referred to herein as a “Reserved Matter.”
          (d) Non-Material Amendments. Mexico and the Fiscal Agent may, without the vote or consent of any holder of the Securities of any Series, amend this Agreement or the Securities of such Series for the purpose of (A) adding to the covenants of Mexico for the benefit of the holders of the Securities of such Series, (B) surrendering any right or power conferred upon Mexico, (C) securing the Securities of such Series pursuant to the requirements of the Securities of such Series or otherwise, (D) curing any ambiguity, or curing, correcting or supplementing any defective provision thereof or (E) amending this Agreement or the Securities of such Series in any manner which Mexico and the Fiscal Agent may determine and shall not be inconsistent with the Securities of such Series and shall not adversely affect the interest of any holder of Securities of such Series.
          (e) Binding Nature of Amendments, Notice, Notations, etc. Any instrument given by or on behalf of any holder of a Security of a Series in connection with any consent to or vote for any modification or amendment of, or supplement to, the terms of the Securities of such Series or this Agreement or any request, demand, authorization, direction, notice, consent, waiver or other action with respect to this Agreement or the Securities of such Series will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action given or made with respect to the Securities of a Series will be conclusive and binding on all holders of the Securities of such Series, whether or not they have given such consent or cast such vote, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities of such Series. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities of any Series or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities of such Series affected thereby, in all cases as provided in the Securities of such Series.
          Securities of any Series authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and Mexico as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities of such Series modified to conform, in the opinion of the Fiscal Agent and Mexico, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may be prepared by Mexico, authenticated by the Fiscal Agent (or any authenticating agent appointed pursuant to Section 3 hereof) and delivered in exchange for Outstanding Securities of such Series.

27

          The Fiscal Agent shall not enter into any amendment to this Agreement or any Securities of a Series unless there shall have been delivered to the Fiscal Agent a written opinion or opinions of counsel satisfactory to the Fiscal Agent (who may be counsel to Mexico) stating that such amendment is authorized or permitted by this Agreement and such amendment to this Agreement or such Securities, as amended, are valid, binding and enforceable under the laws of the State of New York.
          It shall not be necessary for the vote or consent of the holders of Securities of a Series to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.
          (f) “Outstanding” Defined. For purposes of the provisions of this Agreement and the Securities of any Series, any Security of such Series authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be “Outstanding”, except:
     (i) Securities theretofore canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation or held by the Fiscal Agent for reissuance but not reissued by the Fiscal Agent;
     (ii) Securities which have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and premium, if any) and any interest thereon shall have been made available to the Fiscal Agent; or
     (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;
provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities of a Series are present at a meeting of holders of Securities of such Series for quorum purposes or have consented to or voted in favor or any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities of such Series owned, directly or indirectly, by Mexico or any public sector instrumentality of Mexico shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of such Series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, “public sector instrumentality” means Banco de México, any department, ministry or agency of the federal government of Mexico or any corporation, trust, financial institution or other entity owned or controlled by the federal government of Mexico or any of the foregoing, and “control” means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

28

          14. Notices. Except as otherwise expressly provided herein, any notices pursuant to, or communications with respect to, this Agreement shall be in writing and shall be delivered by courier, transmitted by facsimile or sent by, in the case of Mexico, to the Secretaría de Hacienda y Crédito Público, Palacio Nacional, Patio Centro, Tercer Piso, Oficina 3010, Mexico, D.F. 06000 Mexico (facsimile: 011-52-55-9158-1156), Attention: Deputy Undersecretary for Public Credit, in the case of The Bank of New York, to Global Finance Unit, Corporate Trust Office, 101 Barclay Street, 21 West New York, New York, 10286 (facsimile: (212) 815-5802/3), and in the case of The Bank of New York (Luxembourg) S.A., at Aerogolf Center, 1A, Hoehnhof, L-1736 Senningerberg, Luxembourg (facsimile: 44-20-7-964-6399); or such other address as shall be specified in writing by the party in question to the other parties hereto.
          15. Counterparts. This Agreement may be executed in separate counterparts, and by each party separately on a separate counterpart, each such counterpart, when so executed and delivered, to be an original. Such counterparts shall together constitute but one and the same instrument.

29

          IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.

UNITED MEXICAN STATES

By:	/s/ Gerardo Rodríguez Regordosa

	Name:	Gerardo Rodríguez Regordosa
	Title:	Deputy Undersecretary for Public
Credit of the Ministry of Finance and
Public Credit

THE BANK OF NEW YORK,
As Agent

By:	/s/ Vanessa Mack
Authorized Officer

THE BANK OF NEW YORK (LUXEMBOURG) S.A.,
As Luxembourg Paying and Transfer Agent

By:	/s/ Vanessa Mack
Authorized Officer

30

EXHIBIT A
[FORM OF FIXED RATE NOTE]
          1[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE UNITED MEXICAN STATES OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.
          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE FISCAL AGENCY AGREEMENT AND THE AUTHORIZATION CERTIFICATE REFERRED TO ON THE REVERSE HEREOF.]
          2[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE. THE OFFER, SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS, INCLUDING THOSE SET FORTH IN THE FISCAL AGENCY AGREEMENT AND THE AUTHORIZATION CERTIFICATE RELATING TO THIS NOTE. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE IS A “RESTRICTED SECURITY” THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE UNITED MEXICAN STATES (“MEXICO”) THAT THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) TO MEXICO OR AN AFFILIATE OF MEXICO (UPON REDEMPTION HEREOF OR OTHERWISE), (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE OFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (4)PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE).

[1]	Include for Book-Entry Notes registered in the name of DTC or its nominee.

[2]	Include for Book-Entry Notes offered pursuant to Rule 144A of the Securities Act of 1933.

F-1

          BY ACCEPTANCE OF THIS NOTE BEARING THE ABOVE LEGEND, WHETHER UPON ORIGINAL ISSUANCE OR SUBSEQUENT TRANSFER, EACH HOLDER OF THIS NOTE ACKNOWLEDGES THE RESTRICTIONS ON THE TRANSFER OF THIS NOTE SET FORTH ABOVE AND AGREES THAT IT SHALL TRANSFER THIS NOTE ONLY AS PROVIDED HEREIN AND IN THE FISCAL AGENCY AGREEMENT AND THE AUTHORIZATION CERTIFICATE RELATING TO THE ISSUANCE OF THIS NOTE.
          THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE FISCAL AGENCY AGREEMENT.]
          3[THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.]
          4[THE “ISSUE PRICE,” “ISSUE DATE” AND “YIELD TO MATURITY” BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.]
          5[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE, AS AMENDED.]

[3]	Include for Book-Entry Notes offered in reliance on Regulation S of the Securities Act of 1933.

[4]	Include for Original Issue Discount Notes.

[5]	Include for Bearer Notes.

F-2

UNITED MEXICAN STATES
InterNotes® Due Nine Months or More from Date of Issue
[Title of Issue]

No. [R/S]-		[Principal Amount]
CUSIP No.:
ISIN No.:
Common Code:

Original Issue Date:

Maturity Date:

Specified Currency:

OPTION TO RECEIVE PAYMENTS IN
SPECIFIED CURRENCY (Applicable
only if Specified Currency is
other than U.S. dollars):	Yes No

Authorized Denominations:

Form:	( ) Book-Entry	( ) Bearer
	( ) Certificated	( ) Registered

Interest Rate:	[ ]% per annum, accruing from [ ]

Interest Payment Dates:

Regular Record Dates:

Redemption at Issuer’s Option:	Yes No

[Initial Redemption Date:]

Repayment at Holder’s Option:	Yes No

Indexed Note:	Yes No

Foreign Currency Note:	Yes No

InterNotes® is a registered servicemark of Incapital Holdings LLC.

F-3

Original Issue Discount Note:	Yes No

[Issue Price:]

[Amount of OID:]

[Issue Date:]

Yield to Maturity:

Amortizing Note:	Yes No

Amortization Schedule:

Survivor’s Option:	Yes No

(If yes, the attached Survivor’s Option Rider is incorporated into this Note)

Listing:	[Luxembourg Stock Exchange] [None]

Fiscal Agent:	The Bank of New York

Principal Paying Agent:	The Bank of New York

[Luxembourg Paying and Transfer Agent:	The Bank of New York (Luxembourg) S.A.]

[Exchange Rate Agent:	The Bank of New York]

[Calculation Agent:	The Bank of New York]

[Principal Transfer Agent:	The Bank of New York]

Other Provisions:	[6][The Redemption Price shall initially be % of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by % of the principal amount to be redeemed until the Redemption Price is [100]% of such principal amount; provided, however, that if this Note is specified as an Original Issue Discount Note on the face hereof, the Redemption Price shall be the Amortized Face Amount (as defined in paragraph [6] of the Terms and Conditions of the Notes attached hereto).]

[6]	Delete if inapplicable.

F-4

          The UNITED MEXICAN STATES (“Mexico”), for value received, hereby promises to pay to [NAME OF REGISTERED HOLDER, or registered assigns/bearer], on the Maturity Date shown above upon presentation and surrender hereof, the principal amount of [AMOUNT], and to pay accrued interest, if any, on such principal amount from [ORIGINAL ISSUE DATE/INTEREST ACCRUAL DATE] [quarterly/semi-annually/annually] in arrears on [INTEREST PAYMENT DATE OR DATES] of each year commencing on [FIRST INTEREST PAYMENT DATE] at the rate of [INTEREST RATE] per annum, computed on the basis of [[a 360-day year consisting of twelve 30-day months] OR 7[the actual number of days in the interest period divided by 365 (or, if any portion of the Interest Period falls in a leap year, the sum of (x) the actual number of days falling in the leap year divided by 366 and (y) the actual number of days falling in the non-leap year divided by 365)]], until said principal amount is paid or duly provided for. Each payment of interest in respect of an Interest Payment Date shall include interest accrued from and including the [Original Issue Date] [OTHER INTEREST ACCRUAL DATE], or from and including the last Interest Payment Date to which interest has been paid or duly provided for to, but excluding, such Interest Payment Date, and payments of interest at the Maturity Date or upon earlier redemption or repayment shall include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment.
          8[The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shown above will, as provided in the Fiscal Agency Agreement referred to in the Terms and Conditions of the Notes attached hereto (the “Terms”), be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the “Holder”) at the close of business on the [REGULAR RECORD DATES] (whether or not a Business Day) immediately preceding such Interest Payment Date (each a “Regular Record Date”) and, in the case of interest payable on the Maturity Date, to the same person to whom the principal hereof is payable. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the Interest Payment Date relating thereto, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the succeeding Interest Payment Date to the Holder hereof on the Regular Record Date for such succeeding Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) shall forthwith cease to be payable to said person on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a date (a “Special Record Date”) for the payment of such Defaulted Interest to be fixed by Mexico, notice whereof shall be given to the Holder hereof not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.]

[7]	Include for euro-denominated Notes.

[8]	Include for Registered Notes.

F-5

          9[The principal amount of this Note shall be payable against surrender hereof at such offices of the paying agents named on the face hereof and at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. Interest on this Note due on or before the Maturity Date shall be payable, by check to the bearer hereof, on each Interest Payment Date. No payment of principal or interest in respect of this Note shall be made at an office or agency of Mexico in the United States, and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made at an office or agency located in the United States if such payments are to be made in U.S. dollars and if payment of the full amount so payable at each office of each paying agent outside the United States appointed and maintained pursuant to the Fiscal Agency Agreement is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars.]
          10[For purposes of this Note, “Business Day” means any day that is (a) not a Saturday or Sunday; (b) if this Note is a Book-Entry Note registered in the name of DTC or its nominee or is a certificated Note denominated in U.S. dollars, not a legal holiday or a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York (a “New York Business Day”); (c) if this Note is denominated in a currency other than U.S. dollars or euro (a “Foreign Currency Note”), (i) not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country issuing the applicable Specified Currency and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency; (d) if this Note is denominated in euro, (i) a day on which the Trans-European Automated Real-Time Settlement Express Transfer (TARGET) System is operating and (ii) a day on which commercial banks are open for dealings in euro deposits in the London interbank market; and (e) if this Note is an Indexed Note, not a day on which banking institutions are authorized or required by law, regulation or executive order to close in [NAME OF SPECIFIED PLACE].
          If any payment of principal, premium, if any, or interest is required to be made in respect of this Note on any Interest Payment Date, the Maturity Date or upon earlier redemption or repayment and the date fixed for such payment is not a Business Day, such payment will be made on the next succeeding Business Day with the same force and effect as if made on such date. If any payment required to be made in respect of this Note falls on a day that is not a business day in the relevant place of payment, such payment will be made on the next succeeding business day in such place of payment. No additional interest will accrue as a result of any such delayed payment pursuant to this paragraph.

[9]	Include for Bearer Notes.

[10]	Modify as necessary.

F-6

          This Note may be listed on the Luxembourg Stock Exchange. If and so long as this Note is listed on such Exchange and required by the rules thereof, Mexico will maintain a paying agent and a transfer agent with an office in Luxembourg.

F-7

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN THE TERMS, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.
          This Note shall not be valid or obligatory for any purpose until this Note has been authenticated by The Bank of New York, or its successor, as Fiscal Agent.
          IN WITNESS WHEREOF, Mexico has caused this Note to be duly executed.
Dated:

UNITED MEXICAN STATES

By

MINISTER OF FINANCE AND
PUBLIC CREDIT OR DULY
AUTHORIZED OFFICIAL OF THE
MINISTRY OF FINANCE AND
PUBLIC CREDIT

By

TREASURER OF THE FEDERATION
CERTIFICATE OF AUTHENTICATION
          This is one of the Debt Securities issued under the within-mentioned Fiscal Agency Agreement.
THE BANK OF NEW YORK,
as Fiscal Agent

By
AUTHORIZED SIGNATORY

F-8

TERMS AND CONDITIONS OF THE NOTES
          1. General. (a) This Note is one of a duly authorized series of debt securities of Mexico designated as its [AGGREGATE PRINCIPAL AMOUNT] [INTEREST RATE] InterNotes® due [YEAR OF MATURITY] (the “Notes”) issued pursuant to the Fiscal Agency Agreement dated as of February 13, 2006 (as amended from time to time, the “Fiscal Agency Agreement”) among Mexico, The Bank of New York, as fiscal agent (the “Fiscal Agent,” which term includes any successor fiscal agent under the Fiscal Agency Agreement) and The Bank of New York (Luxembourg) S.A., as Luxembourg paying and transfer agent, (the “Luxembourg Paying and Transfer Agent”), to which Fiscal Agency Agreement and all fiscal agency agreements and authorizations supplemental thereto (including the Certificate dated as of February 13, 2006 (the “Authorization Certificate”) establishing the terms of the Notes) reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, Mexico and the holders of the Notes (the “Holders”). The Notes are initially limited to the principal amount of [AMOUNT], subject to increase as provided in paragraph [15] below. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in [The City of New York/The City of London] and, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and such Exchange shall so require, at the office of the paying agent in Luxembourg. All terms used in this Note which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement. This Note is issued under the Fiscal Agency Agreement and under the program designated as “United Mexican States InterNotes®,” initially limited to an aggregate principal amount of U.S. $1,500,000,000 or the equivalent thereof in other currencies, subject to reduction at the option of Mexico (the Notes, together with all other notes issued under the InterNotes® program, are collectively referred to as “InterNotes®” herein). Each Note will be denominated in U.S. dollars or in such other currency (the “Specified Currency”) as set forth on the face hereof. The U.S. dollar equivalent of any Note denominated in a Specified Currency other than U.S. dollars (a “Foreign Currency Note”) will be determined by the Exchange Rate Agent (which agent, unless otherwise provided on the face hereof, shall be The Bank of New York) on the basis of the noon buying rate for cable transfers in the relevant foreign currency in The City of New York as certified for customs purposes by the Federal Reserve Bank of New York for such Specified Currency on the applicable issue date.
          1[(b) The Notes are issuable in fully registered form only, without coupons. Each Note will be issued in book-entry form represented by one or more global Notes (each, a “Global Note”) registered in the name of a nominee of DTC or another depositary (each, a “Depositary”) for the accounts of its participants. A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by any such nominee to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. So long as the Depositary or its nominee is the registered owner of a Global Note, the Depositary or such nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such global note for all purposes under the Fiscal Agency Agreement. Except in the limited circumstances described herein, owners of beneficial interests in the Global Notes will not be entitled to have Notes registered in their names, will not receive or be entitled to receive Notes in definitive form

[1]	Include for Registered Book-Entry Notes.

R-1

(“Certificated Notes”) and will not be considered Holders thereof under the Fiscal Agency Agreement.]
          2[(b) This Permanent Global Bearer Note is issued in permanent global bearer form, without coupons attached. Title to this Permanent Global Bearer Note shall pass by delivery. Mexico, the Fiscal Agent and any agent of Mexico or the Fiscal Agent may deem and treat the bearer of this Permanent Global Bearer Note as the owner thereof for all purposes, whether or not this Permanent Global Bearer Note is overdue, and neither Mexico nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.]
          3[(b) If this Note is a Certificated Note issued in Bearer form (a “Bearer Note”), it shall have coupons (the “coupons”) attached. If this Note is a Bearer Note, title to this Note and the attached coupons shall pass by delivery. Mexico, the Fiscal Agent and any agent of Mexico or the Fiscal Agent may deem and treat the bearer of a Bearer Note and the bearer of a coupon as the owner thereof for all purposes, whether or not such Note or coupon is overdue, and neither Mexico nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.]
          4[(c) Except as described in this paragraph, Certificated Notes will not be issued in exchange for beneficial interests in the Global Notes. 5[[If DTC is at any time unwilling or unable to continue as depositary or is ineligible to act as depositary in connection with the Global Notes, and a successor depositary is not appointed by Mexico within 90 days after Mexico is notified by DTC or becomes aware of such condition, Mexico will issue Certificated Notes in exchange for the Global Notes.] OR [If either Euroclear Banking S.A./N.V., as operator of the Euroclear system (“Euroclear”) or Clearstream Banking, société anonyme is closed for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to cease business permanently, Mexico will issue Certificated Notes in exchange for the Global Notes.]] In addition, Mexico may at any time and in its sole discretion determine not to have any of the Notes represented by the Global Notes, and in such event, will issue Certificated Notes in exchange for the Global Notes representing such Notes. In such event, such Certificated Notes will be issued only in fully registered form without coupons in denominations of [DENOMINATION] and integral multiples of [DENOMINATION].]
          2. Payments and Paying Agents. 6[(a) Principal of and any premium and interest on this Note shall be payable in U.S. dollars.]

[2]	Include for Permanent Global Bearer Notes.

[3]	Include for Certificated Bearer Notes.

[4]	Include for Book-Entry Notes.

[5]	Modify as applicable.

[6]	Include for U.S. Dollar-denominated Notes.

R-2

          7[(a) The principal of and any premium and interest on this Note shall be payable in the Specified Currency; provided, however, that if Mexico determines that the Specified Currency is not available for making payments on this Note due to the imposition of exchange controls or other circumstances beyond Mexico’s control, or is no longer used by [JURISDICTION] or for the settlement of international transactions by public institutions of or within the international banking community, then payments on this Note shall be made in U.S. dollars until Mexico determines that the Specified Currency is again available for making such payments. The amount so payable on any such payment date in such Specified Currency shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent in accordance with the following procedures. The Exchange Rate Agent, at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date, will select the quotation for the Specified Currency appearing at such time on the bank composite or multi-contributor pages of the Quoting Source (as defined below) bid by one of at least three banks (one of which may be the Exchange Rate Agent) agreed to by Mexico and the Exchange Rate Agent, which will yield the greatest number of U.S. dollars upon conversion from such Specified Currency. The “Quoting Source” shall mean the Reuters Monitor Foreign Exchange Rate Service or, if the Exchange Rate Agent determines that such service is not available, the Moneyline Telerate Monitor Foreign Exchange Service. If the Exchange Rate Agent determines that neither service is available, Mexico and the Exchange Rate Agent shall agree on a comparable display or other comparable manner of obtaining quotations and such display or manner shall become the Quoting Source. If fewer than three bid quotations are available at the time a determination is to be made by the Exchange Rate Agent pursuant the second preceding sentence, then the Exchange Rate Agent shall, on the second Business Day prior to such payment date, notify Mexico and the Fiscal Agent of the noon buying rate in New York City for cable transfers, in the Specified Currency indicated in such notice, as certified for customs purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”). If the Market Exchange Rate is not available, the Exchange Rate Agent shall immediately notify Mexico and the Fiscal Agent of the most recently available Market Exchange Rate for such Specified Currency. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default hereunder or under the Fiscal Agency Agreement. In the absence of manifest error, all determinations by the Exchange Rate Agent shall be conclusive for all purposes and binding on Mexico and the Holders of the Notes. Holders will not have the option to elect payments in U.S. dollars.]

[7]	Include for Foreign Currency Notes payable only in a Specified Currency other than U.S. dollars.

R-3

          8[(a) If this Note is a Foreign Currency Note, unless it is indicated on the face hereof that the Holder may elect to receive payments in the Specified Currency and the Holder has so elected as described in Section 2(b) below, payment in respect hereof shall be made in U.S. dollars based upon the Exchange Rate Agent’s bid quotation for the applicable Specified Currency at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date for the purchase of U.S. dollars with the Specified Currency for settlement on the applicable payment date in an aggregate amount of such Specified Currency payable to all Holders receiving U.S. dollar payments on such payment date. The Exchange Rate Agent will exchange the payments received from Mexico in the Specified Currency for U.S. dollars and pay such amounts directly to DTC, or its nominee, as the registered holder of the Notes. If such bid quotation is not available, payment of the aggregate amount due to all Holders on such payment date will be made in the Specified Currency. All currency exchange costs will be borne by the Holder hereof, by deduction from such payments. In the absence of manifest error, all determinations by the Exchange Rate Agent shall be conclusive for all purposes and binding on Mexico and the Holders of the Notes. If U.S. dollars are not available for making payments due to the imposition of exchange controls or other circumstances beyond Mexico’s control, then the Holder hereof will receive payment in such Specified Currency until U.S. dollars are again available for making such payments. Any payment made under such circumstances in the Specified Currency will not constitute an Event of Default hereunder or under the Fiscal Agency Agreement.

[8]	Include for Foreign Currency Notes registered in the name of DTC or its nominee.

R-4

          (b) If so specified on the face hereof, the Holder of a Foreign Currency Note may elect to receive all payments in the applicable Specified Currency by providing the DTC participant through which its beneficial interest in the Notes is held on or prior to the applicable Regular Record Date (in the case of an interest payment) or at least fifteen calendar days prior to the Maturity Date or date of earlier redemption or repayment (in the case of a principal payment) with (i) notice of such Holder’s election to receive all or a portion of such payment in the Specified Currency and (ii) wire transfer instructions to an account maintained by the Holder denominated in the Specified Currency. Such participant must notify DTC of such election and wire transfer instructions on or prior to the third New York Business Day after such Regular Record Date for any payment of interest and on or prior to the twelfth calendar day prior to the payment of principal. DTC will notify the Principal Paying Agent of such election and wire transfer instructions on or prior to the fifth New York Business Day after such Regular Record Date for the payment of interest and on or prior to the tenth calendar day prior to the Maturity Date or date of earlier redemption or repayment for the payment of principal. If complete instructions are received by the DTC participant and forwarded to DTC and then forwarded by DTC to the Principal Paying Agent, on or prior to these dates, the DTC Holder will receive payment in the Specified Currency outside of DTC; otherwise only U.S. dollar payments will be made to the DTC Holder. Notwithstanding the foregoing, if Certificated Foreign Currency Notes are issued under the circumstances described in Section 1(c), the Holder of such Notes may elect to receive all payments in the applicable Specified Currency by delivering the written notice and wire transfer instructions described above to the Fiscal Agent, which must be received by the Fiscal Agent on or prior to the applicable Regular Record Date (in the case of an interest payment) or at least fifteen calendar days prior to the Maturity Date (in the case of a principal payment). In either case, such election shall remain in effect unless and until changed by written notice in the same manner as described above. If Mexico determines that the Specified Currency is not available for making payments in respect of this Note due to the imposition of exchange controls or other circumstances beyond Mexico’s control, then the Holder of this Note may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars until Mexico determines that the Specified Currency is again available for making such payments.]

R-5

          9[[(c)] Mexico will, through its Principal Paying Agent, make payments of principal, premium, if any, and interest on this Note by wire transfer to the Depositary, or to its nominee or common depositary as the registered owner or bearer of the Notes, which will receive the funds for distribution to the Holders. Neither Mexico nor the Principal Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. 10[If Certificated Notes are issued under the circumstances described in Section 1(c), payments of principal, premium, if any, and interest on each Certificated Note payable on the Maturity Date or upon earlier redemption or repayment will be payable in immediately available funds to the person in whose name such Note is registered on the Maturity Date, upon presentation and surrender of the Note at the corporate trust office of the Principal Paying Agent or, subject to applicable laws and regulations, at the office of any other paying agent that Mexico appoints pursuant to the Fiscal Agency Agreement. Interest on each Certificated Note (other than interest payable on the Maturity Date or upon earlier redemption or repayment) will be payable to the person in whose name such Note is registered at the close of business on the Regular Record Date or Special Record Date, as the case may be, for the relevant Interest Payment Date. Payment of interest on each Certificated Note will be made (i) by check mailed to the Holder of each Note at such Holder’s registered address or (ii) upon application of any Holder of at least $10,000,000 principal amount (or its equivalent in other currencies or currency units) of Notes to the Principal Paying Agent not later than the relevant Regular Record Date or Special Record Date, as the case may be, prior to the applicable payment date providing (A) notice of such Holder’s election to receive such payment by wire transfer and (B) wire transfer instructions to an account maintained by such Holder, by transfer of immediately available funds.]]
          11[[(c)] If this Note is a Bearer Note, the principal amount of this Note shall be payable against surrender hereof at such offices of the paying agents named on the reverse of the coupons attached hereto and at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. Interest on this Note due on or before the Maturity Date shall be payable, by check to the bearer of each coupon appertaining hereto as provided in such coupon, on or after the Interest Payment Date relating to such coupon, upon presentation and surrender thereof at the offices of any paying agent set forth on the reverse of such coupon or at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. No payment of principal or interest in respect of this Note shall be made at an office or agency of Mexico in the United States, and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made at an office or agency located in the United States if such payments are to be made in U.S. dollars and if payment of the full amount so payable at each office of each paying agent outside the United States appointed and maintained pursuant to the Fiscal Agency Agreement is illegal or

[9]	Include for Book-Entry Notes.

[10]	Include for registered Book Entry Notes only.

[11]	Include for Certificated Bearer Notes.

R-6

effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars.]
          12[[(d)] Unless otherwise specified on the face hereof, if the Specified Currency is other than U.S. dollars, in the event of an official redenomination of the Specified Currency, the obligations of Mexico with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of the redenominated Specified Currency representing the amount of such obligations immediately before such redenomination.]
          [(e)] Mexico agrees that so long as any of the Notes are outstanding, unless this Note is a Bearer Note, it will maintain a paying agent and transfer agent in The City of New York, for payment on the Notes. If this Note is a Bearer Note, Mexico agrees that so long as any of the Notes are outstanding, it will maintain a paying agent in a principal city in Europe for payment on the Notes (which will be Luxembourg if and so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require). Mexico has initially appointed The Bank of New York and The Bank of New York (Luxembourg) S.A. as paying agents and transfer agents for the Notes. Subject to the foregoing, Mexico shall have the right at any time to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate upon notice in accordance with Section [14] below.
          [(f)] Any moneys held by the Fiscal Agent in respect of the Notes remaining unclaimed for two years after such amounts shall have become due and payable shall be returned by the Fiscal Agent to Mexico upon Mexico’s written request and the Holders of such Notes shall thereafter look only to Mexico for any payment to which such Holders may be entitled. Claims against Mexico for the payment of principal, premium, if any, and interest will become void unless made within five years after the payment first became due (or such shorter period as shall be prescribed by applicable law).
          13[3. Redenomination. [Include any agreed provisions.]]
          [4.] Redemption. 14[The Notes will not be redeemable at the option of Mexico prior to the Maturity Date.] 15[Mexico may redeem this Note prior to the Maturity Date specified on the face hereof at its option either in whole or from time to time in part, on any date after the Initial Redemption Date set forth on the face hereof upon not less than 30 nor more than 60 days’ notice to the Fiscal Agent. If this Note is redeemed only in part, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all Notes having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Notes to be redeemed shall be selected by the

[12]	Include for Foreign Currency Notes.

[13]	Include for Notes denominated in a Specified Currency that could possibly be replaced by the euro.

[14]	Include for non-redeemable Notes.

[15]	Include for redeemable Notes.

R-7

Fiscal Agent by such method as the Fiscal Agent shall deem fair and appropriate.] Unless otherwise specified on the face hereof, this Note will not be entitled to the benefit of a sinking fund.
          [5.] Early Repayment. Unless otherwise specified and subject to the terms set forth on the face hereof (including in the Survivor’s Option Rider, if any), this Note will not be repayable prior to the Maturity Date at the option of the Holder hereof. 16[If this Note is repayable prior to the Maturity Date at the option of the Holder hereof, in order to be so repaid, the Principal Paying Agent must receive at least 30 days but not more than 45 days prior to the repayment date (i) appropriate wire instructions and (ii) either (A) if this is a Certificated Note, (1) this Note with the form entitled “Option to Elect Repayment” on the reverse of this Note duly completed or (2) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guaranty that this Note with the form entitled “Option to Elect Repayment” on the reverse hereof duly completed will be received by the Principal Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and such form duly completed must be received by the Principal Paying Agent by such fifth Business Day or (B) if this Note is a Global Note, (1) a copy of the pricing supplement relating to such Global Note together with the form entitled “Option to Elect Repayment” attached thereto and duly completed or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of this Global Note and the principal amount of this Global Note to be repaid, the [CUSIP/ISIN] number or a description of the terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guaranty that the form entitled “Option to Elect Repayment” duly completed, together with the pricing supplement relating to this Global Note, will be received by the Principal Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such pricing supplement and form duly completed must be received by the Principal Paying Agent by such fifth Business Day. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note, provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. If this Note is a Global Note, the Depositary’s nominee will be the Holder of this Note and therefore will be the only entity that can exercise a right to repayment.]
          17[[6.] Discount Notes. If this Note is a Discount Note, the amount payable in the event of redemption, repayment or other acceleration of maturity, in lieu of the principal amount due on the Maturity Date hereof, shall be the Amortized Face Amount (as defined below) as of the date of redemption or repayment or the date of such acceleration. The “Amortized Face

[16]	Include for Notes under which Holder has option to elect early repayment, other than the Survivor’s Option, which is covered by the Survivor’s Option Rider.

[17]	Include for Discount Notes.

R-8

Amount” in any such case shall be an amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity as set forth on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed its stated principal amount.]
          [7.] Purchase of the Notes by Mexico. Mexico may at any time purchase or acquire any of the Notes at any price in the open market or otherwise. Notes so purchased by Mexico may, at Mexico’s discretion, be held, resold (subject to compliance with applicable securities and tax laws) or surrendered to the Fiscal Agent for cancellation.
          [8.] Additional Amounts. (a) The payment by Mexico of principal of, premium, if any, and interest on the Notes will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by Mexico, any political subdivision thereof or any taxing authority in Mexico. If Mexico is required by law to make any such withholding or deduction, it will pay such additional amounts (“Additional Amounts”) as may be necessary in order to ensure that the net amounts receivable by the Holders after such withholding or deduction shall equal the respective amounts of principal, premium, if any, and interest that would have been receivable in respect of the Notes in the absence of such withholding or deduction; except that no such Additional Amounts shall be payable with respect to any Note to or on behalf of a Holder who is liable for taxes or duties in respect of such Note (i) by reason of such Holder having some connection with Mexico other than the mere holding of such Note or the receipt of principal of, premium, if any, or interest on any Note; (ii) in the case of Registered Notes, by reason of the failure to comply with any reasonable certification, identification, documentation or other reporting or registration requirement concerning the nationality, residence, identity or connection with Mexico, or any political subdivision or taxing authority thereof or therein, of the Holder of a Note or any interest therein or rights in respect thereof, if compliance is required by applicable law, regulation, administrative practice or any treaty in effect, as a precondition to exemption from, or reduction in the rate of, deduction or withholding; or (iii) by reason of the failure of such Holder to present such Holder’s Note for payment within 30 days after the principal of, premium, if any, or interest on any Note is first made available for payment to the Holder.
          (b) Whenever in this Note there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on any Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
          [9.] Ranking, Status and Negative Pledge. (a) The Notes will be direct, general and unconditional Public External Indebtedness of Mexico and will rank pari passu, without any preference among themselves, with all other unsecured and unsubordinated obligations of Mexico, present and future, relating to Public External Indebtedness. Mexico has pledged its full faith and credit for the due and punctual payment of principal of, interest on, and premium, if any, on the Notes.

R-9

          (b) Mexico undertakes that so long as any of the Notes remain outstanding, it will not create or permit to subsist any Security Interest (as defined below) in the whole or any part of its present or future revenues or assets to secure Public External Indebtedness of Mexico, unless the Notes are secured equally and ratably with such Public External Indebtedness; provided, however, that Mexico may create or permit to subsist:
     (i) Security Interests created prior to December 3, 1993;
     (ii) Security Interests securing Public External Indebtedness incurred in connection with a Project Financing (as defined below), provided that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;
     (iii) Security Interests securing Public External Indebtedness which (A) is issued by Mexico in exchange for debt of Mexican public sector bodies (other than Mexico) and (B) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed $29 billion; and
     (iv) Security Interests securing Public External Indebtedness incurred or assumed by Mexico to finance or refinance the acquisition of the assets in which such Security Interest has been created or permitted to subsist.
          (c) For the purposes of this Section [9] and Section [10], the following terms shall have the meanings specified below:
     (i) “Public External Indebtedness” means any Public Indebtedness that is payable by its terms or at the option of its holder in any currency other than the currency of Mexico (other than any such Public Indebtedness that is originally issued or incurred within Mexico). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness) within Mexico shall be deemed to be original issuance within Mexico;
     (ii) “Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, notes or other securities that (A) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the U.S. Securities Act of 1933 (or any successor law or regulation of similar effect)) and (B) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of Mexico to a period in excess of one year;
     (iii) “Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing such financing (A) expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the moneys advanced and (B) have been provided with a feasibility study prepared by competent independent experts on the basis of which it was reasonable to conclude that such project

R-10

would generate sufficient foreign currency income to service substantially all Public External Indebtedness incurred in connection with such project; and
     (iv) “Security Interest” means any lien, pledge, mortgage, security interest or other encumbrance.
          [10.] Events of Default. Each of the following events will constitute an “Event of Default” under the Notes: (a) the failure of Mexico to pay when due any principal of, premium, if any, or interest on any Note if such failure shall continue unremedied for a period of 30 days; or (b) the failure of Mexico to perform any other obligation under the Notes if such failure shall continue unremedied for a period of 30 days after written notice requiring the same to be remedied shall have been given to Mexico at the office of the Fiscal Agent by the Holder of any Note; or (c) acceleration of an aggregate principal amount of Public External Indebtedness of Mexico in excess of $10,000,000 (or its equivalent in any other currency) by reason of an event of default (however described) resulting from the failure of Mexico to make any payment of principal or interest thereunder when due; or (d) the failure to make any payment in respect of Public External Indebtedness of Mexico in an aggregate principal amount in excess of $10,000,000 (or its equivalent in any other currency) when due and the continuance of such failure for a period of 30 days after written notice requiring the same to be remedied shall have been given to Mexico at the office of the Fiscal Agent by the Holder of any Note; or (e) the declaration by Mexico of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of Mexico. Upon the occurrence and during the continuance of an Event of Default, then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Notes Outstanding (as defined in the Fiscal Agency Agreement) at that time, by written demand given to Mexico with a copy to the Fiscal Agent, declare all the Notes to be, and the principal amount of all the Notes and the accrued interest thereon shall thereupon become, immediately due and payable, unless prior to receipt of such demand by Mexico all such Events of Default shall have been cured, waived or otherwise remedied. If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Notes Outstanding at that time, by written notice to Mexico and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with Section [13], may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Notes and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.

R-11

          [11.] Replacement. (a) If this Note shall at any time become mutilated or be defaced, destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity to save Mexico, the Fiscal Agent and any other agent harmless, and such other documents or proof as may be required by Mexico or the Fiscal Agent) is delivered to the principal corporate trust office of the Fiscal Agent, then, in the absence of notice to Mexico or the Fiscal Agent that this Note has been acquired by a bona fide purchaser, Mexico shall execute and, upon its request, the Fiscal Agent shall authenticate and deliver a new Note of like tenor and principal amount (but with a different serial number) in exchange for, or in lieu of, this Note and/or a new coupon or coupons in lieu of the coupon or coupons appertaining hereto, if any. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the Holder of this Note. Prior to the issuance of any substitute Note, Mexico may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent connected therewith). If any Note that has matured or is about to mature shall become mutilated or defaced or be apparently destroyed, lost or stolen, Mexico may pay or authorize payment of the same without issuing a substitute Note. The issuance of a new Note in lieu of any mutilated, destroyed, stolen or lost Note shall constitute an original additional contractual obligation of Mexico, whether or not the mutilated, destroyed, stolen or lost Note shall be at any time enforceable by anyone. Any new Note issued pursuant to this paragraph shall be dated the date of its authentication.
          [12.] Exchange and Transfer. (a) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement and the Authorization Certificate, a Note or Notes may be exchanged for a Note or Notes of equal aggregate principal amount in the same or different authorized denominations as may be requested by the Holder, by surrender of such Note or Notes at the office of the Fiscal Agent, or at the office of any transfer agent, together with a written request for the exchange.
          18[(b) Unless this Note has been issued in book-entry form, as provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Fiscal Agent’s register, upon surrender of this Note for registration of transfer at the corporate trust department of the Fiscal Agent in The City of [New York/London] or at the office of any transfer agent, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to Mexico and the Fiscal Agent, executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon Mexico shall execute and the Fiscal Agent shall authenticate and deliver one or more new Notes dated the date of authentication thereof, in authorized denominations and having the same aggregate principal amount, to the designated transferee or transferees.]
          [(c)] No service charge will be imposed upon the Holder of a Note in connection with exchanges for Notes of a different denomination or for registration of transfers thereof, but Mexico may charge the party requesting any registration of transfer, exchange or registration of Notes a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with such transfer, exchange or registration.

[18]	Insert for Registered Notes.

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          19[[(d)] Prior to due presentment of this Note for registration of transfer, Mexico or the Fiscal Agent may treat the Holder of this Note as the owner of this Note for all purposes, whether or not this Note shall be overdue, and neither Mexico nor the Fiscal Agent shall be affected by notice to the contrary.]
          [13.] Modifications, Amendments and Waivers. As provided in the Fiscal Agency Agreement, Mexico and the Fiscal Agent may, (a) with the consent of the Holders at a meeting duly called and held as specified in the Fiscal Agency Agreement, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66-2/3% in aggregate principal amount of the Notes then Outstanding represented at such meeting, or (b) with the written consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Notes then Outstanding (or, in the case of an action affecting more than one issue of InterNotes®, the Holders of not less than 66-2/3% in aggregate principal amount of all InterNotes® then Outstanding that are affected by such action, voting as a single class), modify, amend or supplement the Terms or, insofar as respects the Notes, the Fiscal Agency Agreement, in any way, and such Holders may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Notes to be made, given or taken by the Holders; provided, however, that no such action may, without the consent of the Holders of not less than 75% of the aggregate principal amount of the Notes then Outstanding (or, in the case of an action affecting more than one issue of InterNotes®, the Holders of not less than 66-2/3% in aggregate principal amount of all InterNotes® then Outstanding that are affected by such action, voting as a single class), voting at a meeting or by written consent, (i) change the due date for the payment of the principal of, premium, if any, or any installment of interest on any Note, (ii) reduce the principal amount of any Note, the portion of such principal amount that is payable upon acceleration of the maturity of such Note, the interest rate thereon or any premium payable upon redemption thereof (iii) change the coin or currency in which or the required places at which payment with respect to interest, any premium or principal in respect of the Notes is payable, (iv) shorten the period during which Mexico is not permitted to redeem Notes, or permit Mexico to redeem Notes if, prior to such action, Mexico is not permitted to do so, (v) reduce the proportion of the principal amount of the Notes the vote or consent of the Holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the Terms or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Notes, (vi) change the obligation of Mexico to pay any Additional Amounts, (vii) change Section [9(a)] or Section [17], (viii) change the courts to the jurisdiction of which Mexico has submitted, Mexico’s obligation to appoint and maintain an agent for service of process in the Borough of Manhattan, The City of New York or Mexico’s waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Notes as set forth in the Fiscal Agency Agreement, or (ix) in connection with an exchange offer for the Notes, amend the definition of “Events of Default.” In addition, the Fiscal Agency Agreement permits Mexico and the Fiscal Agent, without the consent of any Holders of Notes, to amend the Fiscal Agency Agreement or the Notes for the purpose of (i) adding to the covenants of Mexico for the benefit of the Holders of Notes, (ii) surrendering any right or power conferred upon Mexico, (iii) securing the Notes pursuant to the requirements of the Notes or otherwise, (iv) curing any ambiguity, or curing,

[19]	Insert for Registered Notes.

R-13

correcting or supplementing any defective provision contained in the Notes or the Fiscal Agency Agreement or (v) amending the Fiscal Agency Agreement or the Notes in any manner which Mexico and the Fiscal Agent may determine and which shall not be inconsistent with the Notes and shall not adversely affect the interest of any Holder of Notes.

R-14

          20[[14.] Notices. Notices to Holders of the Notes will be given by mail to their respective addresses appearing in the register maintained by the Fiscal Agent. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, such notices will be published in a leading newspaper of general circulation in Luxembourg. If publication as aforesaid is not practicable, such notices will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. Any such notice shall be deemed to have been given on the later of the date of such publication and the fourth calendar day after the date of mailing.]
          21[[14.] Notices. Notices to Holders of the Notes will be valid if published in a daily newspaper having a general circulation in London or, if such publication is not practicable, in another leading daily English language newspaper having general circulation in Europe. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, such notices will be published in a leading newspaper of general circulation in Luxembourg or, if such publication is not practicable, such notices will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. Notices will, if published more than once or on different dates, be deemed to have been given on the date of the first publication in both such newspapers as provided above. Holders of coupons shall be deemed for all purposes to have notice of the contents of any notice to the Holders of the related Bearer Notes.]
          [15.] Further Issues. Mexico may, from time to time, without the consent of the Holders, create and issue additional notes having terms and conditions the same as the Notes, or the same except for the amount of the first payment of interest, which additional notes may be consolidated and form a single series with the outstanding Notes; provided that such additional notes do not have, for purposes of U.S. federal income taxation, a greater amount of original issue discount than the Notes have as of the date of the issue of such additional notes.
          [16.] Obligation Absolute. No reference herein to the Fiscal Agency Agreement and no provision of this Note or of the Fiscal Agency Agreement shall alter or impair the obligation of Mexico, which is absolute and unconditional, to pay principal of and any premium, if any, and interest on this Note at the time and place, and in the coin or currency, herein prescribed.
          [17.] GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT ALL MATTERS RELATING TO THE AUTHORIZATION AND EXECUTION HEREOF BY MEXICO SHALL BE GOVERNED BY THE LAW OF MEXICO.
          [18.] Due Authorization. Mexico hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Notes, and to constitute the same valid obligations of Mexico in accordance with their terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Mexico.

[20]	Include for Registered Notes.

[21]	Include for Bearer Notes.

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22[FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

please print or typewrite name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Fiscal Agent, with full power of substitution in the premises.

Dated:	Signature:

          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the written instrument in every particular, without alteration or enlargement or any change whatever.]

[22]	Include for Registered Notes.

R-16

SURVIVOR’S OPTION RIDER
     If the Survivor’s Option is applicable to this Note, the Representative (defined below) of a deceased beneficial owner of the Note will have the option to elect repayment of such Note following the death of the beneficial owner (the “Survivor’s Option”). Unless specifically provided on the face of this Note, the Survivor’s Option may not be exercised unless the Note was acquired by the beneficial owner at least six months prior to such election.
     If the Survivor’s Option is applicable to this Note, upon the valid exercise of the Survivor’s Option, Mexico will, at its option, repay the Note (or portion thereof), properly tendered for repayment by or on behalf of the person (the “Representative”) that has authority to act on behalf of the deceased beneficial owner of a Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner of the deceased beneficial owner) at a price equal to 100% of the amortized principal amount of the deceased beneficial owner’s beneficial interest in such Note plus accrued interest to the date of such repayment, subject to the following limitations:
     23[(a) Mexico may, in its sole discretion, limit the aggregate principal amount of Notes as to which exercises of the Survivor’s Option will be accepted from all deceased beneficial owners in any calendar year (the “Annual Put Limitation”) to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all Notes outstanding as of the end of the most recent calendar year, or such greater amount as Mexico in its sole discretion may determine for any calendar year, and may limit to $250,000, or such greater amount as Mexico in its sole discretion may determine for any calendar year, the aggregate principal amount of acceptances of exercise of the Survivor’s Option in such calendar year for any individual deceased beneficial owner (the “Individual Put Limitation”).
     (b) Mexico will not make principal repayments pursuant to exercise of the Survivor’s Option except in principal amounts of $2,000 and greater integral multiples of $1,000, and, in the event that the limitations described in the preceding sentence would result in the partial repayment of any Note, the principal amount of such Note remaining outstanding after repayment must be at least $2,000 (the minimum authorized denomination of the Notes).]
     (c) Any Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor’s Option may not be withdrawn.
     Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor’s Option will be accepted in the order that all such Notes are received by the Fiscal Agent, except for any Note (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased beneficial owner. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions thereof) that have been tendered pursuant to the valid exercise of the Survivor’s Option during such year has exceeded either the Annual Put

[23]	Adjust amounts for Notes denominated in a Specified Currency other than U.S. dollars.

R-17

Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercise(s) of the Survivor’s Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, will be deemed to be tendered in the following calendar year in the order that all such Notes (or portions thereof) were originally tendered. Any Note (or portion thereof) accepted for repayment pursuant to exercise of the Survivor’s Option will be repaid on the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance. In the event that a Note (or any portion thereof) tendered for repayment pursuant to valid exercise of the Survivor’s Option is not accepted, the Fiscal Agent will deliver a notice by first-class mail to the registered holder thereof, at its last known address as indicated in the Note Register, that states the reason such Note (or portion thereof) has not been accepted for payment.
     In order for a Survivor’s Option to be validly exercised with respect to any Note (or portion thereof), the Fiscal Agent must receive from the Representative (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of a Note (or portion thereof) to be repaid, (iii) appropriate evidence satisfactory to Mexico and the Fiscal Agent that (A) the deceased was the beneficial owner of such Note at the time of death and the interest in such note was acquired by the deceased beneficial owner at least six months prior to the request for repayment, (B) the death of such beneficial owner has occurred, and the date of such death, and (C) the Representative has authority to act on behalf of the deceased beneficial owner, (iv) if applicable, a properly executed assignment or endorsement, (v) if the interest in such Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to Mexico and the Fiscal Agent from such nominee attesting to the deceased’s beneficial ownership in such Note, (vi) tax waivers and such other instruments or documents that Mexico or the Fiscal Agent reasonably requires in order to establish the validity of the beneficial ownership of the Notes and the claimant’s entitlement to payment, and (vii) any additional information Mexico or the Fiscal Agent requires to evidence satisfaction of any conditions to the exercise of such Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment of such Note. All questions as to the eligibility or validity of any exercise of the Survivor’s Option will be determined by Mexico, in its sole discretion, which determination will be final and binding on all parties.
     The death of a person holding a beneficial interest in a Note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder’s spouse, will be deemed the death of the beneficial owner of the Note, and the entire principal amount of the Note so held will be subject to repayment. However, the death of a person holding a beneficial interest in a note as tenant in common with a person other than such deceased holder’s spouse will be deemed the death of a beneficial owner only with respect to the deceased person’s interest in the Note. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a Note will be deemed the death of the beneficial owner of such note for purposes of this provision, regardless of the registered holder of the Note, if such beneficial interest can be established to the satisfaction of Mexico and the Fiscal Agent. Such beneficial interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In

R-18

addition, the beneficial interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interest in the Note during his or her lifetime.
     For Notes represented by a Global Note, the Depositary or its nominee will be the holder of such Note and therefore will be the only entity that can exercise the Survivor’s Option for such Note. To obtain repayment pursuant to exercise of the Survivor’s Option with respect to such Note, the Representative must provide to the broker or other entity through which the beneficial interest in such Note is held by the deceased beneficial owner (i) the documents described in the second preceding paragraph and (ii) instructions to such broker or other entity to notify the Depositary of such Representative’s desire to obtain repayment pursuant to exercise of the Survivor’s Option. Such broker or other entity will provide to the Fiscal Agent (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to Mexico and the Fiscal Agent from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity will be responsible for disbursing any payments it receives pursuant to exercise of the Survivor’s Option to the appropriate Representative.

R-19

EXHIBIT B
[FORM OF FLOATING RATE NOTE]
          1[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE UNITED MEXICAN STATES OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.
          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE FISCAL AGENCY AGREEMENT AND THE AUTHORIZATION CERTIFICATE REFERRED TO ON THE REVERSE HEREOF.]
          2[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE. THE OFFER, SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS, INCLUDING THOSE SET FORTH IN THE FISCAL AGENCY AGREEMENT AND THE AUTHORIZATION CERTIFICATE RELATING TO THIS NOTE. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE IS A “RESTRICTED SECURITY” THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE UNITED MEXICAN STATES (“MEXICO”) THAT THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) TO MEXICO OR AN AFFILIATE OF MEXICO (UPON REDEMPTION HEREOF OR OTHERWISE), (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN

[1]	Include for Book-Entry Notes registered in the name of DTC or its nominee.

[2]	Include for Book-Entry Notes offered pursuant to Rule 144A of the Securities Act of 1933.

EACH CASE, THAT THE OFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE).
          BY ACCEPTANCE OF THIS NOTE BEARING THE ABOVE LEGEND, WHETHER UPON ORIGINAL ISSUANCE OR SUBSEQUENT TRANSFER, EACH HOLDER OF THIS NOTE ACKNOWLEDGES THE RESTRICTIONS ON THE TRANSFER OF THIS NOTE SET FORTH ABOVE AND AGREES THAT IT SHALL TRANSFER THIS NOTE ONLY AS PROVIDED HEREIN AND IN THE FISCAL AGENCY AGREEMENT AND THE AUTHORIZATION CERTIFICATE RELATING TO THE ISSUANCE OF THIS NOTE.
          THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE FISCAL AGENCY AGREEMENT.]
          3[THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.]
          4[THE “ISSUE PRICE,” “ISSUE DATE” AND “YIELD TO MATURITY” BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT (“OID”) RULES.]
          5[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE, AS AMENDED.]

[3]	Include for Book-Entry Notes offered in reliance on Regulation S of the Securities Act of 1933.

[4]	Include for Original Issue Discount Notes.

[5]	Include for Bearer Notes.

UNITED MEXICAN STATES
InterNotes®Due Nine Months or More from Date of Issue
[Title of Issue]

No. [R/S]-		[Principal Amount]
CUSIP No.:
ISIN No.:
Common Code:

Original Issue Date:

Maturity Date:

Specified Currency:

OPTION TO RECEIVE
PAYMENTS IN SPECIFIED
CURRENCY (Applicable only if
Specified Currency is other than U.S.
dollars):	___Yes ___No

Authorized Denominations:

Form:		( ) Book-Entry	( ) Bearer
		( ) Certificated	( ) Registered

Interest Rate:		Floating

Base Rate:		___CD Rate	___Commercial Paper
		___Federal Funds Rate	___LIBOR*
		___Treasury Rate	___EURIBOR
___Other

	*	___LIBOR Telerate	___LIBOR Reuters

Index Maturity:

Initial Interest Rate:		[Interest rate or formula]

Spread (+/-) or Spread Multiplier:

Interest Payment Dates:

Interest Reset Dates:

InterNotes®	is a registered servicemark of Incapital Holdings LLC.

Interest Determination Dates:

Regular Record Dates:

Maximum Interest Rate:	[Specify] [None; provided, however, that in no event will the interest rate be higher than the maximum rate permitted by New York law, as modified by United States law of general application]

Minimum Interest Rate:

Day Count Basis:

Redemption at Issuer’s Option:	______ Yes ______ No

[Initial Redemption Date:]

Repayment at Holder’s Option:	______ Yes ______ No

Indexed Note:	______ Yes ______ No

Foreign Currency Note:	______ Yes ______ No

Original Issue Discount Note:	______ Yes ______ No

[Issue Price:]

[Amount of OID:]

[Issue Date:]

Yield to Maturity:

Amortizing Note:

Amortization Schedule:	______ Yes ______ No

Survivor’s Option:	______ Yes ______ No

(If yes, the attached Survivor’s Option Rider is incorporated into this Note)

Listing:	[Luxembourg Stock Exchange] [None]

Fiscal Agent:	The Bank of New York

Principal Paying Agent:	The Bank of New York

[Luxembourg Paying and Transfer Agent:	The Bank of New York (Luxembourg) S.A.]

[Exchange Rate Agent:	The Bank of New York]

[Calculation Agent:	The Bank of New York]

Principal Transfer Agent:	The Bank of New York

Other Provisions:	[6][The Redemption Price shall initially be % of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date by % of the principal amount to be redeemed until the Redemption Price is [100]% of such principal amount; provided, however, that if this Note is specified as an Original Issue Discount Note on the face hereof, the Redemption Price shall be the Amortized Face Amount (as defined in paragraph [7] of the Terms and Conditions of the Notes attached hereto).]

[6]	Delete if inapplicable.

          The UNITED MEXICAN STATES (“Mexico”), for value received, hereby promises to pay to [NAME OF REGISTERED HOLDER, or registered assigns/bearer], on the Maturity Date shown above upon presentation and surrender hereof, the principal amount of [AMOUNT], and to pay accrued interest, if any, on such principal amount at the Initial Interest Rate shown above, from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date, and thereafter at the Base Rate shown above, adjusted by the Spread and/or Spread Multiplier, if any, shown above, determined in accordance with the Terms and Conditions of the Notes attached hereto (the “Terms”), until said principal amount is paid or duly provided for in accordance with the Terms. Each payment of interest in respect of an Interest Payment Date shall include interest accrued from and including the Original Issue Date, or from and including the last Interest Payment Date to which interest has been paid or duly provided for to, but excluding, such Interest Payment Date, and payments of interest at the Maturity Date or upon earlier redemption or repayment shall include interest accrued to, but excluding, the Maturity Date or the date of redemption or repayment.
          7[The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shown above will, as provided in the Fiscal Agency Agreement referred to in the Terms, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the “Holder”) at the close of business on the [REGULAR RECORD DATES] (whether or not a Business Day) immediately preceding such Interest Payment Date (each a “Regular Record Date”) and, in the case of interest payable on the Maturity Date, to the same person to whom the principal hereof is payable. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the Interest Payment Date relating thereto, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the succeeding Interest Payment Date to the Holder hereof on the Regular Record Date for such succeeding Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) shall forthwith cease to be payable to said person on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a date (a “Special Record Date”) for the payment of such Defaulted Interest to be fixed by Mexico, notice whereof shall be given to the Holder hereof not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.]

[7]	Include for Registered Notes.

          8[The principal amount of this Note shall be payable against surrender hereof at such offices of the paying agents named on the face hereof and at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. Interest on this Note due on or before the Maturity Date shall be payable, by check to the bearer hereof, on each Interest Payment Date. No payment of principal or interest in respect of this Note shall be made at an office or agency of Mexico in the United States, and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made at an office or agency located in the United States if such payments are to be made in U.S. dollars and if payment of the full amount so payable at each office of each paying agent outside the United States appointed and maintained pursuant to the Fiscal Agency Agreement is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars.]
          9[For purposes of this Note, “Business Day” means any day that is (a) not a Saturday or Sunday; (b) if this Note is a Book-Entry Note registered in the name of DTC or its nominee or is a certificated Note denominated in U.S. dollars, not a legal holiday or a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York (a “New York Business Day”); (c) if this Note is denominated in a currency other than U.S. dollars or euro (a “Foreign Currency Note”), (i) not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country issuing the applicable Specified Currency and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency; (d) if this Note is denominated in euro, (i) a day on which the Trans-European Automated Real-Time Settlement Express Transfer (TARGET) System is operating and (ii) a day on which commercial banks are open for dealings in euro deposits in the London interbank market; (e) if this Note is an Indexed Note, not a day on which banking institutions are authorized or required by law, regulation or executive order to close in [NAME OF SPECIFIED PLACE]; and (f) if this Note is a LIBOR Note (as defined in the Terms), a day on which commercial banks are open for dealings in U.S. dollar deposits in the London interbank market (a “London Banking Day”).]
          If any Interest Payment Date (other than an Interest Payment Date that falls on the Maturity Date or upon a date for earlier redemption or repayment) or Interest Reset Date is not a Business Day, such Interest Payment Date or Interest Reset Date will be postponed to the next succeeding Business Day, except that if this Note is a LIBOR Note or a EURIBOR Note (as defined in the Terms) and such Business Day falls in the next succeeding calendar month, such Interest Payment Date or Interest Reset Date will be the next preceding Business Day. If any payment of principal, premium, if any, or interest is required to be made in respect of this Note on any Interest Payment Date, the Maturity Date or upon earlier redemption or repayment and the date fixed for such payment is not a Business Day, such payment will be made on the next succeeding Business Day with the same force and effect as if made on such date.

[8]	Include for Bearer Notes.

[9]	Modify as necessary.

          If any payment required to be made in respect of this Note falls on a day that is not a business day in the relevant place of payment, such payment will be made on the next succeeding business day in such place of payment. No additional interest will accrue as a result of any such delayed payment pursuant to this paragraph.
          This Note may be listed on the Luxembourg Stock Exchange. If and so long as this Note is listed on such Exchange and required by the rules thereof, Mexico will maintain a paying agent and a transfer agent with an office in Luxembourg.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN THE TERMS, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.
          This Note shall not be valid or obligatory for any purpose until this Note has been authenticated by The Bank of New York, or its successor, as Fiscal Agent.
          IN WITNESS WHEREOF, Mexico has caused this Note to be duly executed.
Dated:

UNITED MEXICAN STATES

By

MINISTER OF FINANCE AND
PUBLIC CREDIT OR DULY
AUTHORIZED OFFICIAL OF THE
MINISTRY OF FINANCE AND
PUBLIC CREDIT

By

TREASURER OF THE FEDERATION
CERTIFICATE OF AUTHENTICATION
          This is one of the Debt Securities issued under the within-mentioned Fiscal Agency Agreement.
THE BANK OF NEW YORK,
as Fiscal Agent

By
AUTHORIZED SIGNATORY

TERMS AND CONDITIONS OF THE NOTES
          1. General. (a) This Note is one of a duly authorized series of debt securities of Mexico designated as its [AGGREGATE PRINCIPAL AMOUNT] Floating Rate InterNotes® due [YEAR OF MATURITY] (the “Notes”) issued pursuant to the Fiscal Agency Agreement dated as of February 13, 2006 (as amended from time to time, the “Fiscal Agency Agreement”) among Mexico, The Bank of New York, as fiscal agent (the “Fiscal Agent,” which term includes any successor fiscal agent under the Fiscal Agency Agreement) and The Bank of New York (Luxembourg) S.A., as Luxembourg paying and transfer agent, (the “Luxembourg Paying and Transfer Agent”), to which Fiscal Agency Agreement and all fiscal agency agreements and authorizations supplemental thereto (including the Certificate dated as of February 13, 2006 (the “Authorization Certificate”) establishing the terms of the Notes) reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, Mexico and the holders of the Notes (the “Holders”). The Notes are initially limited to the principal amount of [AMOUNT], subject to increase as provided in paragraph [16] below. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in [The City of New York/The City of London] and, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and such Exchange shall so require, at the office of the paying agent in Luxembourg. All terms used in this Note which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement. This Note is issued under the Fiscal Agency Agreement and under the program designated as “United Mexican States InterNotes®,” initially limited to an aggregate principal amount of U.S. $1,500,000,000 or the equivalent thereof in other currencies, subject to reduction at the option of Mexico (the Notes, together with all other notes issued under the InterNotes® program, are collectively referred to as “InterNotes®” herein). Each Note will be denominated in U.S. dollars or in such other currency (the “Specified Currency”) as set forth on the face hereof. The U.S. dollar equivalent of any Note denominated in a Specified Currency other than U.S. dollars (a “Foreign Currency Note”) will be determined by the Exchange Rate Agent (which agent, unless otherwise provided on the face hereof, shall be The Bank of New York) on the basis of the noon buying rate for cable transfers in the relevant foreign currency in The City of New York as certified for customs purposes by the Federal Reserve Bank of New York for such Specified Currency on the applicable issue date.
          1[(b) The Notes are issuable in fully registered form only, without coupons. Each Note will be issued in book-entry form represented by one or more global Notes (each, a “Global Note”) registered in the name of a nominee of DTC or another depositary (each, a “Depositary”) for the accounts of its participants. A Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by any such nominee to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. So long as the Depositary or its nominee is the registered owner of a Global Note, the Depositary or such nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such global note for all purposes under the Fiscal Agency Agreement. Except in the limited circumstances described herein, owners of beneficial interests in the Global Notes will not be entitled to have Notes registered in their names, will not receive or be entitled to receive Notes in definitive form (“Certificated Notes”) and will not be considered Holders thereof under the Fiscal Agency Agreement.]

[1]	Include for Registered Book-Entry Notes.

          2[(b) This Permanent Global Bearer Note is issued in permanent global bearer form, without coupons attached. Title to this Permanent Global Bearer Note shall pass by delivery. Mexico, the Fiscal Agent and any agent of Mexico or the Fiscal Agent may deem and treat the bearer of this Permanent Global Bearer Note as the owner thereof for all purposes, whether or not this Permanent Global Bearer Note is overdue, and neither Mexico nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.]
          3[(b) If this Note is a Certificated Note issued in Bearer form (a “Bearer Note”), it shall have coupons (the “coupons”) attached. If this Note is a Bearer Note, title to this Note and the attached coupons shall pass by delivery. Mexico, the Fiscal Agent and any agent of Mexico or the Fiscal Agent may deem and treat the bearer of a Bearer Note and the bearer of a coupon as the owner thereof for all purposes, whether or not such Note or coupon is overdue, and neither Mexico nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.]
          4[(c) Except as described in this paragraph, Certificated Notes will not be issued in exchange for beneficial interests in the Global Notes. 5[[If DTC is at any time unwilling or unable to continue as depositary or is ineligible to act as depositary in connection with the Global Notes, and a successor depositary is not appointed by Mexico within 90 days after Mexico is notified by DTC or becomes aware of such condition, Mexico will issue Certificated Notes in exchange for the Global Notes.] OR [If either Euroclear Banking S.A./N.V., as operator of the Euroclear system (“Euroclear”) or Clearstream Banking, société anonyme is closed for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to cease business permanently, Mexico will issue Certificated Notes in exchange for the Global Notes.]] In addition, Mexico may at any time and in its sole discretion determine not to have any of the Notes represented by the Global Notes, and in such event, will issue Certificated Notes in exchange for the Global Notes representing such Notes. In such event, such Certificated Notes will be issued only in fully registered form without coupons in denominations of [DENOMINATION] and integral multiples of [DENOMINATION].]
          2. Payments and Paying Agents. 6[(a) Principal of and any premium and interest on this Note shall be payable in U.S. dollars.]

[2]	Include for Permanent Global Bearer Notes.

[3]	Include for Certificated Bearer Notes.

[4]	Include for Book-Entry Notes.

[5]	Modify as applicable.

[6]	Include for U.S. Dollar-denominated Notes.

          7[(a) The principal of and any premium and interest on this Note shall be payable in the Specified Currency; provided, however, that if Mexico determines that the Specified Currency is not available for making payments on this Note due to the imposition of exchange controls or other circumstances beyond Mexico’s control, or is no longer used by [JURISDICTION] or for the settlement of international transactions by public institutions of or within the international banking community, then payments on this Note shall be made in U.S. dollars until Mexico determines that the Specified Currency is again available for making such payments. The amount so payable on any such payment date in such Specified Currency shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent in accordance with the following procedures. The Exchange Rate Agent, at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date, will select the quotation for the Specified Currency appearing at such time on the bank composite or multi-contributor pages of the Quoting Source (as defined below) bid by one of at least three banks (one of which may be the Exchange Rate Agent) agreed to by Mexico and the Exchange Rate Agent, which will yield the greatest number of U.S. dollars upon conversion from such Specified Currency. The “Quoting Source” shall mean the Reuters Monitor Foreign Exchange Rate Service or, if the Exchange Rate Agent determines that such service is not available, the Moneyline Telerate Monitor Foreign Exchange Service. If the Exchange Rate Agent determines that neither service is available, Mexico and the Exchange Rate Agent shall agree on a comparable display or other comparable manner of obtaining quotations and such display or manner shall become the Quoting Source. If fewer than three bid quotations are available at the time a determination is to be made by the Exchange Rate Agent pursuant the second preceding sentence, then the Exchange Rate Agent shall, on the second Business Day prior to such payment date, notify Mexico and the Fiscal Agent of the noon buying rate in New York City for cable transfers, in the Specified Currency indicated in such notice, as certified for customs purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”). If the Market Exchange Rate is not available, the Exchange Rate Agent shall immediately notify Mexico and the Fiscal Agent of the most recently available Market Exchange Rate for such Specified Currency. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default hereunder or under the Fiscal Agency Agreement. In the absence of manifest error, all determinations by the Exchange Rate Agent shall be conclusive for all purposes and binding on Mexico and the Holders of the Notes. Holders will not have the option to elect payments in U.S. dollars.]

[7]	Include for Foreign Currency Notes payable only in a Specified Currency other than U.S. dollars.

          8[(a) If this Note is a Foreign Currency Note, unless it is indicated on the face hereof that the Holder may elect to receive payments in the Specified Currency and the Holder has so elected as described in Section 2(b) below, payment in respect hereof shall be made in U.S. dollars based upon the Exchange Rate Agent’s bid quotation for the applicable Specified Currency at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date for the purchase of U.S. dollars with the Specified Currency for settlement on the applicable payment date in an aggregate amount of such Specified Currency payable to all Holders receiving U.S. dollar payments on such payment date. The Exchange Rate Agent will exchange the payments received from Mexico in the Specified Currency for U.S. dollars and pay such amounts directly to DTC, or its nominee, as the registered holder of the Notes. If such bid quotation is not available, payment of the aggregate amount due to all Holders on such payment date will be made in the Specified Currency. All currency exchange costs will be borne by the Holder hereof, by deduction from such payments. In the absence of manifest error, all determinations by the Exchange Rate Agent shall be conclusive for all purposes and binding on Mexico and the Holders of the Notes. If U.S. dollars are not available for making payments due to the imposition of exchange controls or other circumstances beyond Mexico’s control, then the Holder hereof will receive payment in such Specified Currency until U.S. dollars are again available for making such payments. Any payment made under such circumstances in the Specified Currency will not constitute an Event of Default hereunder or under the Fiscal Agency Agreement.

[8]	Include for Foreign Currency Notes registered in the name of DTC or its nominee.

          (b) If so specified on the face hereof, the Holder of a Foreign Currency Note may elect to receive all payments in the applicable Specified Currency by providing the DTC participant through which its beneficial interest in the Notes is held on or prior to the applicable Regular Record Date (in the case of an interest payment) or at least fifteen calendar days prior to the Maturity Date or date of earlier redemption or repayment (in the case of a principal payment) with (i) notice of such Holder’s election to receive all or a portion of such payment in the Specified Currency and (ii) wire transfer instructions to an account maintained by the Holder denominated in the Specified Currency. Such participant must notify DTC of such election and wire transfer instructions on or prior to the third New York Business Day after such Regular Record Date for any payment of interest and on or prior to the twelfth calendar day prior to the payment of principal. DTC will notify the Principal Paying Agent of such election and wire transfer instructions on or prior to the fifth New York Business Day after such Regular Record Date for the payment of interest and on or prior to the tenth calendar day prior to the Maturity Date or date of earlier redemption or repayment for the payment of principal. If complete instructions are received by the DTC participant and forwarded to DTC and then forwarded by DTC to the Principal Paying Agent, on or prior to these dates, the DTC Holder will receive payment in the Specified Currency outside of DTC; otherwise only U.S. dollar payments will be made to the DTC Holder. Notwithstanding the foregoing, if Certificated Foreign Currency Notes are issued under the circumstances described in Section 1(c), the Holder of such Notes may elect to receive all payments in the applicable Specified Currency by delivering the written notice and wire transfer instructions described above to the Fiscal Agent, which must be received by the Fiscal Agent on or prior to the applicable Regular Record Date (in the case of an interest payment) or at least fifteen calendar days prior to the Maturity Date (in the case of a principal payment). In either case, such election shall remain in effect unless and until changed by written notice in the same manner as described above. If Mexico determines that the Specified Currency is not available for making payments in respect of this Note due to the imposition of exchange controls or other circumstances beyond Mexico’s control, then the Holder of this Note may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars until Mexico determines that the Specified Currency is again available for making such payments.]

          9[[(c)] Mexico will, through its Principal Paying Agent, make payments of principal, premium, if any, and interest on this Note by wire transfer to the Depositary, or to its nominee or common depositary as the registered owner or bearer of the Notes, which will receive the funds for distribution to the Holders. Neither Mexico nor the Principal Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. 10[If Certificated Notes are issued under the circumstances described in Section 1(c), payments of principal, premium, if any, and interest on each Certificated Note payable on the Maturity Date or upon earlier redemption or repayment will be payable in immediately available funds to the person in whose name such Note is registered on the Maturity Date, upon presentation and surrender of the Note at the corporate trust office of the Principal Paying Agent or, subject to applicable laws and regulations, at the office of any other paying agent that Mexico appoints pursuant to the Fiscal Agency Agreement. Interest on each Certificated Note (other than interest payable on the Maturity Date or upon earlier redemption or repayment) will be payable to the person in whose name such Note is registered at the close of business on the Regular Record Date or Special Record Date, as the case may be, for the relevant Interest Payment Date. Payment of interest on each Certificated Note will be made (i) by check mailed to the Holder of each Note at such Holder’s registered address or (ii) upon application of any Holder of at least $10,000,000 principal amount (or its equivalent in other currencies or currency units) of Notes to the Principal Paying Agent not later than the relevant Regular Record Date or Special Record Date, as the case may be, prior to the applicable payment date providing (A) notice of such Holder’s election to receive such payment by wire transfer and (B) wire transfer instructions to an account maintained by such Holder, by transfer of immediately available funds.]]
          11[[(c)] If this Note is a Bearer Note, the principal amount of this Note shall be payable against surrender hereof at such offices of the paying agents named on the reverse of the coupons attached hereto and at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. Interest on this Note due on or before the Maturity Date shall be payable, by check to the bearer of each coupon appertaining hereto as provided in such coupon, on or after the Interest Payment Date relating to such coupon, upon presentation and surrender thereof at the offices of any paying agent set forth on the reverse of such coupon or at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. No payment of principal or interest in respect of this Note shall be made at an office or agency of Mexico in the United States, and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made at an office or agency located in the United States if such payments are to be made in U.S. dollars and if payment of the full amount so payable at each office of each paying agent outside the United States appointed and maintained pursuant to the Fiscal Agency Agreement is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars.]

[9]	Include for Book-Entry Notes.

[10]	Include for registered Book Entry Notes only.

[11]	Include for Certificated Bearer Notes.

          12[[(d)] Unless otherwise specified on the face hereof, if the Specified Currency is other than U.S. dollars, in the event of an official redenomination of the Specified Currency, the obligations of Mexico with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of the redenominated Specified Currency representing the amount of such obligations immediately before such redenomination.]
          [(e)] Mexico agrees that so long as any of the Notes are outstanding, unless this Notes is a Bearer Note, it will maintain a paying agent and transfer agent in The City of New York, for payment on the Notes. If this Note is a Bearer Note, Mexico agrees that so long as any of the Notes are outstanding, it will maintain a paying agent in a principal city in Europe for payment on the Notes (which will be Luxembourg if and so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require). Mexico has initially appointed The Bank of New York and The Bank of New York (Luxembourg) S.A. as paying agents and transfer agents for the Notes. Subject to the foregoing, Mexico shall have the right at any time to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate upon notice in accordance with Section [15] below.
          [(f)] Any moneys held by the Fiscal Agent in respect of the Notes remaining unclaimed for two years after such amounts shall have become due and payable shall be returned by the Fiscal Agent to Mexico upon Mexico’s written request and the Holders of such Notes shall thereafter look only to Mexico for any payment to which such Holders may be entitled. Claims against Mexico for the payment of principal, premium, if any, and interest will become void unless made within five years after the payment first became due (or such shorter period as shall be prescribed by applicable law).
          3. Interest. (a) This Note will bear interest at the Initial Interest Rate specified on the face hereof, from the Original Issue Date specified on the face hereof until the first Interest Reset Date specified on the face hereof and, thereafter, at the Base Rate specified on the face hereof plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, each as specified on the face hereof until the principal amount hereof is paid or payment hereof is duly provided for. The “Spread” is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on the face hereof as being applicable to the interest rate of this Note, and the “Spread Multiplier” is the percentage specified on the face hereof as being applicable to the interest rate of this Note. The Base Rates that may be specified on the face hereof are: (i) the Commercial Paper Rate (in which case this Note is a “Commercial Paper Rate Note”), (ii) LIBOR (in which case this Note is a “LIBOR Note”), (iii) EURIBOR (in which case this Note is a “EURIBOR Note”), (iv) the Treasury Rate (in which case this Note is a “Treasury Rate Note”), (v) the CD Rate (in which case this Note is a “CD Rate Note”), (vi) the Federal Funds Rate (in which case this Note is a “Federal Funds Rate Note”) or (vii) such other Base Rate described on the face hereof.
          (b) As specified on the face hereof, this Note may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate of interest (a “Maximum Interest Rate”) that may be applicable during any Interest Period (as defined below); and (ii) a minimum limitation, or floor, on the rate of interest (a “Minimum Interest Rate”) that may be applicable during any Interest Period. The “Index Maturity” for this Note is the period until maturity of the instrument or obligation from which the Base Rate is calculated.

[12]	Include for Foreign Currency Notes.

          (c) This Note will accrue interest from and including the first day to but excluding the last day of each Interest Period and accrued interest on the outstanding principal amount of this Note will be paid in arrears on each Interest Payment Date. Each period commencing on the Original Issue Date (in the case of the initial Interest Period) or on the last day of the immediately preceding Interest Period (in the case of each Interest Period after the initial Interest Period) and ending on the next Interest Payment Date is herein called an “Interest Period.”
          (d) So long as this Note is outstanding, Mexico shall provide that there shall be appointed an agent for calculating the interest rate hereon (the “Calculation Agent”). The interest rate for each Interest Period shall be determined by the Calculation Agent as of each Interest Determination Date specified on the face hereof in accordance with the provisions hereof. As soon as practicable after calculating such interest rate, but in any event not later than the first Business Day of such Interest Period (except with respect to the first Interest Period and as described below), the Calculation Agent shall notify Mexico, each paying agent, the registered Holders and the Luxembourg Stock Exchange (if this Note is listed thereon) of the interest rate in effect for such Interest Period, the number of days in such Interest Period, the date of the next Interest Payment Date and the amount of interest expected to be payable for each [$100,000]13 principal amount of Notes on such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. Nevertheless, where these Terms provide that the Calculation Agent shall calculate the interest rate in effect for an applicable Interest Period on a Calculation Date (as defined below) and such Calculation Date falls on a date subsequent to the first Business Day of such Interest Period, the Calculation Agent shall provide the notice specified above to the parties specified above no later than the first Business Day immediately succeeding the applicable Calculation Date. Upon the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to this Note. Each determination made by the Calculation Agent pursuant to the provisions hereof shall be conclusive and binding on Mexico, the paying agents and the Holders in the absence of manifest error.
          (e) Accrued interest hereon shall be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period or from the last date from which accrued interest is being calculated. The interest factor for each such day will be computed by dividing the applicable interest rate by 360 if this Note is a Commercial Paper Rate Note, a LIBOR Note, a EURIBOR Note, a CD Rate Note or a Federal Funds Rate Note, by the actual number of days in the year if this Note is a Treasury Rate Note, or by such other number of days as set forth on the face hereof if this Note carries another Base Rate. The interest rate in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate for such Interest Reset Date, or (ii) if such day is not an Interest Reset Date, the interest rate for the next preceding Interest Reset Date, subject in either case to any Maximum Interest Rate or Minimum Interest Rate limitation referred to above and to any adjustment by a Spread and/or Spread Multiplier referred to above; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date set forth on the face hereof shall be the Initial Interest Rate specified on the face hereof.

[13]	Adjust for foreign currency notes.

          (f) Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundredth-thousand of a percentage point, with five one-millionths of a percentage point rounded upward, e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654). All Specified Currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward) or the nearest equivalent in Specified Currencies other than U.S. dollars.
          (g) If this Note is a Commercial Paper Rate Note, EURIBOR Note, CD Rate Note or Federal Funds Rate Note, the “Interest Determination Date” pertaining to each Interest Reset Date will be the second Business Day next preceding such Interest Reset Date. If this Note is a LIBOR Note, the “Interest Determination Date” pertaining to each Interest Reset Date will be the second London Banking Day next preceding such Interest Reset Date. If this Note is a Treasury Rate Note, the “Interest Determination Date” pertaining to each Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury bills of the Index Maturity specified on the face of this Note are auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If this Note is a Treasury Rate Note and, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If no auction is held in any week (or on the preceding Friday), the Interest Determination Date shall be the Monday of the week in which the Interest Reset Date falls. If this Note is a Treasury Rate Note and an auction date shall fall on any Interest Reset Date for this Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          (h) The “Calculation Date,” where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the fifteenth calendar day after such Interest Determination Date or, if such date is not a Business Day, the next succeeding Business Day and (ii) the second Business Day next preceding the relevant Interest Payment Date, Maturity Date, or date of earlier redemption or repayment as the case may be.
          (i) Subject to applicable provisions of law and except as specified herein, the interest rate for each Interest Period shall be the rate determined in accordance with the provisions of the applicable heading below.

Commercial Paper Rate Notes
          If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Period at the interest rate calculated by reference to the Commercial Paper Rate (as defined below) and the Spread or Spread Multiplier, if any, specified on the face hereof.
          The “Commercial Paper Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date, and shall be the Money Market Yield (as defined below) on such date of the per annum rate for commercial paper (quoted on a bank discount basis) having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.15(519), Selected Interest Rates,” currently available on the world wide web at “http://www.federalreserve.gov/releases/H15,” or any successor publication of such Board (“H.l5(519)”), under the heading “Commercial paper — Nonfinancial.” In the event that such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate for such Interest Reset Date shall be the Money Market Yield on such date of the per annum rate for commercial paper (quoted on a bank discount basis) having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.15 Daily Update, Selected Interest Rates,” currently available on the world wide web at “http://www.federalreserve.gov/ releases/H15/update/,” or any successor publication of such Board (“H.l5 Daily Update”), under the heading “Commercial paper — Nonfinancial.” In the event that neither of the foregoing rates is so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate for such Interest Reset Date shall be the Money Market Yield on such Interest Determination Date of the arithmetic mean of the offered per annum rates as of approximately 11:00 a.m., New York City time, on such Interest Determination Date, of three leading dealers in commercial paper in The City of New York selected by the Calculation Agent with the approval of Mexico for commercial paper having the specified Index Maturity placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent with the approval of Mexico are quoting offered rates as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Interest Determination Date.

          “Money Market Yield” shall be a yield, expressed as a percentage, calculated in accordance with the following formula:

Money Market Yield	=	D x 360	x	100
360 — (D x M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Interest Period for which interest is being calculated.
LIBOR Notes
          If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest at the interest rate calculated by reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof.
          Unless otherwise specified on the face hereof, “LIBOR” with respect to each Interest Reset Date will be determined by the Calculation Agent in accordance with the following provisions:
          (i) On the Interest Determination Date pertaining to such Interest Reset Date, LIBOR will be either:
(A) If “LIBOR Telerate” is specified on the face hereof, the offered rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Banking Day following such Interest Determination Date, as such rate appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such Interest Determination Date (“LIBOR Telerate”); or
(B) If “LIBOR Reuters” is specified on the face hereof, the offered rate for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Banking Day following such Interest Determination Date, as such rate appears on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such Interest Determination Date (“LIBOR Reuters”).

     “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace the “LIBO” page on that service for the purpose of displaying London interbank offered rates of major banks). “Telerate Page 3750” means the display designated as page “3750” on Moneyline Telerate (or such other page as may replace the “3750” page on that service or such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified.
     (ii) If either (A) LIBOR Telerate is specified on the face hereof and no rate appears on Telerate Page 3750, as specified in (i)(A) above, or (B) LIBOR Reuters is specified on the face hereof and no rate appears on the Reuters Screen LIBO Page, as specified in (i)(B) above, then LIBOR will be determined by reference to the source not so specified.
     (iii) If no rate appears on Telerate Page 3750, as specified in (i)(A) above, and no rate appears on the Reuters Screen LIBO Page, as specified in (i)(B) above, on such Interest Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market, as selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld), to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following such Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Reset Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) for loans in U.S. dollars to leading European banks having the Index Maturity designated on the face hereof, commencing on the second London Banking Day following such Interest Determination Date, and in a principal amount not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) are quoting rates as mentioned in this sentence, LIBOR shall be LIBOR as in effect on such Interest Determination Date.

EURIBOR Notes
          If the Base Rate specified on the face hereof is EURIBOR, this Note will bear interest at the interest rate calculated by reference to EURIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof.
          Unless otherwise specified on the face hereof, “EURIBOR” with respect to each Interest Reset Date will be determined by the Calculation Agent on the Interest Determination Date pertaining to such Interest Reset Date, and shall be the rate on such date for deposits in euro having the Index Maturity designated on the face hereof, commencing on the second Business Day following such Interest Determination Date, as such rate appears on Telerate Page 248 at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. In the event that no rate appears on Telerate Page 248 on such Interest Determination Date, EURIBOR shall be the offered rate (or if more than one such rate appears, the arithmetic mean of the offered rates as calculated by the Calculation Agent) for deposits in euro having the Index Maturity specified on the face hereof, commencing on the second Business Day following such Interest Determination Date, as such rates appear on the Reuters Screen EURIBOR01 Page at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. In the event that such rate or rates does not appear on either Telerate Page 248 or Reuters Screen EURIBOR01 Page on such Interest Determination Date, the Calculation Agent will request the principal offices of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld), to provide the Calculation Agent with its offered quotations for deposits in euro having the Index Maturity specified on the face hereof, for delivery on the Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on such Interest Determination Date and in a principal amount not less than €1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, EURIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, the Calculation Agent will request the principal offices of each of three major banks in the Euro-zone interbank market, as selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld), to provide the Calculation Agent with its offered quotations for loans in euro having the Index Maturity specified on the face hereof, for delivery on the Interest Reset Date, to leading European banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on such Interest Determination Date and in a principal amount not less than €1,000,000 that is representative of a single transaction in such market at such time. If at least three such quotations are provided, EURIBOR shall be the arithmetic mean of such quotations. If fewer than three such quotations are provided, EURIBOR with respect to such Interest Reset Date shall be EURIBOR as in effect on such Interest Determination Date.
     “Reuters Screen EURIBOR01 Page” means the display designated as page “EURIBOR01” on the Reuters Monitor Money Rates Service (or such other page as may replace the “EURIBOR01” page on that service for the purpose of displaying offered rates for euro deposits in the Euro-zone interbank market). “Telerate Page 248” means the display designated as page “248” on Moneyline Telerate (or such other page as may replace the “248” page on that service or such other service or services for the purpose of displaying offered rates for euro deposits in the Euro-zone interbank market). “Euro-zone” means the region comprised of member states of the European Union that adopt the euro in accordance with the Treaty of Rome, as amended by the Treaty on European Union.

Treasury Rate Notes
          If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest at the interest rate calculated by reference to the Treasury Rate (as defined below) and the Spread or Spread Multiplier, if any, specified on the face hereof.
          Unless otherwise specified on the face hereof, the “Treasury Rate” with respect to each Interest Reset Date shall be the rate for the auction held on the Interest Determination Date pertaining to such Interest Reset Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as such rate appears on Telerate Page 56, in the case of a Note having a three-month Index Maturity, or Telerate Page 57, in the case of a Note having a six-month Index Maturity, under the heading “INVESTMENT RATE.” In the event that such rate does not appear by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Treasury Rate for such Interest Reset Date shall be the rate on such date as published in H.15 Daily Update under the heading “U.S. government securities—Treasury bills—Auction high.” In the event that the foregoing rates do not so appear or are not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Treasury Rate for such Interest Reset Date shall be the “Investment Rate” (expressed as a bond equivalent yield, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as announced by the United States Department of the Treasury for the auction held on the Interest Determination Date. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held on such Interest Determination Date, then the Treasury Rate for such Interest Reset Date shall be the secondary market rate for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof as published in H.15(519) under the heading “U.S. government securities—Treasury bills (secondary market).” In the event that such rate does not appear by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Treasury Rate for such Interest Reset Date shall be the secondary market rate for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof as published in H.15 Daily Update or another recognized electronic source used for the purpose of displaying such rate under the heading “U.S. government securities—Treasury bills (secondary market).” In the event that such rate does not appear by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent yield, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, at approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) are not quoting as mentioned in this sentence, the Treasury Rate for such Interest Reset Date shall be the Treasury Rate in effect on such Interest Determination Date.

     “Telerate Page 56” means the display designated as page “56” on Moneyline Telerate (or such other page as may replace the “56” page on that service or such other service or services for the purpose of displaying the rate for three-month U.S. Treasury bills). “Telerate Page 57” means the display designated as page “57” on Telerate (or such other page as may replace the “57” page on that service or such other service or services for the purpose of displaying the rate for six-month U.S. Treasury bills).
CD Rate Notes
          If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest at the interest rate calculated by reference to the CD Rate (as defined below) and the Spread or Spread Multiplier, if any, specified on the face hereof.
          Unless otherwise specified on the face hereof, the “CD Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date and shall be the rate on such date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “CDs (secondary market).” In the event that such rate does not appear by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CD Rate for such Interest Reset Date shall be the rate for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof, as published in H.15 Daily Update for the Interest Determination Date under the heading “CDs (secondary market).” In the event that neither of the foregoing rates is so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CD Rate for such Interest Reset Date shall be the arithmetic mean, as calculated by the Calculation Agent, of the secondary market offered rates at approximately 10:00 a.m., New York City time, on such Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) for negotiable certificates of deposit of major United States money center banks of the then highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the specified Index Maturity in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) are not quoting as mentioned in this sentence, the CD Rate shall be the CD Rate in effect on such Interest Determination Date.
Federal Funds Rate Notes
          If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest at the interest rate calculated by reference to the Federal Funds Rate (as defined below) and the Spread or Spread Multiplier, if any, specified on the face hereof.

          Unless otherwise specified on the face hereof, the “Federal Funds Rate” with respect to each Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date and shall be the rate on that date for overnight Federal Funds as such rate appears on Telerate Page 120 under the heading “FED FUNDS EFFECTIVE.” In the event that such rate does not appear by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Federal Funds Rate for such Interest Reset Date shall be the rate for Federal Funds as published in H.15 Daily Update for the Interest Determination Date under the heading “Federal funds (effective).” In the event that neither of the foregoing rates appears or is published by 3:00 p.m., New York City time, on the Calculation Date for such Interest Determination Date, then the Federal Funds Rate for such Interest Reset Date shall be the arithmetic mean, as calculated by the Calculation Agent, of the rates at approximately 9:00 a.m., New York City time, on such Interest Determination Date for the last transaction of not less than $5,000,000 in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld); provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent with the approval of Mexico (such approval not to be unreasonably withheld) provide quotations as mentioned in this sentence, the Federal Funds Rate shall be the Federal Funds Rate in effect on such Interest Determination Date.
          “Telerate Page 120” means the display designated as page “120” on Moneyline Telerate (or such other page as may replace the “120” page on that service or such other service or services for the purpose of displaying overnight Federal Fund rates).
          14[4. Redenomination. [Include any agreed provisions]]
          [5.] Redemption. 15[The Notes will not be redeemable at the option of Mexico prior to the Maturity Date.] 16[Mexico may redeem this Note prior to the Maturity Date specified on the face hereof at its option either in whole or from time to time in part, on any date after the Initial Redemption Date set forth on the face hereof upon not less than 30 nor more than 60 days’ notice to the Fiscal Agent. If this Note is redeemed only in part, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all Notes having the same terms (except as to principal amount and date of issuance) are to be redeemed, the Notes to be redeemed shall be selected by the Fiscal Agent by such method as the Fiscal Agent shall deem fair and appropriate.] Unless otherwise specified on the face hereof, this Note will not be entitled to the benefit of a sinking fund.

[14]	Include for Notes denominated in a Specified Currency that could possibly be replaced by the euro.

[15]	Include for non-redeemable Notes.

[16]	Include for redeemable Notes.

          [6.] Early Repayment. Unless otherwise specified and subject to the terms set forth on the face hereof (including in the Survivor’s Option Rider, if any), this Note will not be repayable prior to the Maturity Date at the option of the Holder hereof. 17[If this Note is repayable prior to the Maturity Date at the option of the Holder hereof, in order to be so repaid, the Principal Paying Agent must receive at least 30 days but not more than 45 days prior to the repayment date (i) appropriate wire instructions and (ii) either (A) if this is a Certificated Note, (1) this Note with the form entitled “Option to Elect Repayment” on the reverse of this Note duly completed or (2) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guaranty that this Note with the form entitled “Option to Elect Repayment” on the reverse hereof duly completed will be received by the Principal Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Note and such form duly completed must be received by the Principal Paying Agent by such fifth Business Day or (B) if this Note is a Global Note, (1) a copy of the pricing supplement relating to such Global Note together with the form entitled “Option to Elect Repayment” attached thereto and duly completed or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of this Global Note and the principal amount of this Global Note to be repaid, the [CUSIP/ISIN] number or a description of the terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guaranty that the form entitled “Option to Elect Repayment” duly completed, together with the pricing supplement relating to this Global Note, will be received by the Principal Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such pricing supplement and form duly completed must be received by the Principal Paying Agent by such fifth Business Day. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note, provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. If this Note is a Global Note, the Depositary’s nominee will be the Holder of this Note and therefore will be the only entity that can exercise a right to repayment.]

[17]	Include for Notes under which Holder has option to elect early repayment, other than the Survivor’s Option, which is covered by the Survivor’s Option Rider.

          18[[7.] Discount Notes. If this Note is a Discount Note, the amount payable in the event of redemption, repayment or other acceleration of maturity, in lieu of the principal amount due on the Maturity Date hereof, shall be the Amortized Face Amount (as defined below) as of the date of redemption or repayment or the date of such acceleration. The “Amortized Face Amount” in any such case shall be an amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity as set forth on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed its stated principal amount.]
          [8.] Purchase of the Notes by Mexico. Mexico may at any time purchase or acquire any of the Notes at any price in the open market or otherwise. Notes so purchased by Mexico may, at Mexico’s discretion, be held, resold (subject to compliance with applicable securities and tax laws) or surrendered to the Fiscal Agent for cancellation.
          [9.] Additional Amounts. (a) The payment by Mexico of principal of, premium, if any, and interest on the Notes will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by Mexico, any political subdivision thereof or any taxing authority in Mexico. If Mexico is required by law to make any such withholding or deduction, it will pay such additional amounts (“Additional Amounts”) as may be necessary in order to ensure that the net amounts receivable by the Holders after such withholding or deduction shall equal the respective amounts of principal, premium, if any, and interest that would have been receivable in respect of the Notes in the absence of such withholding or deduction; except that no such Additional Amounts shall be payable with respect to any Note to or on behalf of a Holder who is liable for taxes or duties in respect of such Note (i) by reason of such Holder having some connection with Mexico other than the mere holding of such Note or the receipt of principal of, premium, if any, or interest on any Note; (ii) in the case of Registered Notes, by reason of the failure to comply with any reasonable certification, identification, documentation or other reporting or registration requirement concerning the nationality, residence, identity or connection with Mexico, or any political subdivision or taxing authority thereof or therein, of the Holder of a Note or any interest therein or rights in respect thereof, if compliance is required by applicable law, regulation, administrative practice or any treaty in effect, as a precondition to exemption from, or reduction in the rate of, deduction or withholding; or (iii) by reason of the failure of such Holder to present such Holder’s Note for payment within 30 days after the principal of, premium, if any, or interest on any Note is first made available for payment to the Holder.

[18]	Include for Discount Notes.

          (b) Whenever in this Note there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on any Note, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
          [10.] Ranking, Status and Negative Pledge. (a) The Notes will be direct, general and unconditional Public External Indebtedness of Mexico and will rank pari passu, without any preference among themselves, with all other unsecured and unsubordinated obligations of Mexico, present and future, relating to Public External Indebtedness. Mexico has pledged its full faith and credit for the due and punctual payment of principal of, interest on, and premium, if any, on the Notes.
          (b) Mexico undertakes that so long as any of the Notes remain outstanding, it will not create or permit to subsist any Security Interest (as defined below) in the whole or any part of its present or future revenues or assets to secure Public External Indebtedness of Mexico, unless the Notes are secured equally and ratably with such Public External Indebtedness; provided, however, that Mexico may create or permit to subsist:
          (i) Security Interests created prior to December 3, 1993;
          (ii) Security Interests securing Public External Indebtedness incurred in connection with a Project Financing (as defined below), provided that the Security Interest is solely in assets or revenues of the project for which the Project Financing was incurred;
          (iii) Security Interests securing Public External Indebtedness which (A) is issued by Mexico in exchange for debt of Mexican public sector bodies (other than Mexico) and (B) is in an aggregate principal amount outstanding (with debt denominated in currencies other than U.S. dollars expressed in U.S. dollars based on rates of exchange prevailing at the date such debt was incurred) that does not exceed $29 billion; and

          (iv) Security Interests securing Public External Indebtedness incurred or assumed by Mexico to finance or refinance the acquisition of the assets in which such Security Interest has been created or permitted to subsist.
          (c) For the purposes of this Section [10] and Section [11], the following terms shall have the meanings specified below:
          (i) “Public External Indebtedness” means any Public Indebtedness that is payable by its terms or at the option of its holder in any currency other than the currency of Mexico (other than any such Public Indebtedness that is originally issued or incurred within Mexico). For this purpose, settlement of original issuance by delivery of Public Indebtedness (or the instruments evidencing such Public Indebtedness) within Mexico shall be deemed to be original issuance within Mexico;
          (ii) “Public Indebtedness” means any payment obligation, including any contingent liability, of any person arising from bonds, debentures, notes or other securities that (A) are, or were intended at the time of issuance to be, quoted, listed or traded on any securities exchange or other securities market (including, without limiting the generality of the foregoing, securities eligible for resale pursuant to Rule 144A under the U.S. Securities Act of 1933 (or any successor law or regulation of similar effect)) and (B) have an original maturity of more than one year or are combined with a commitment so that the original maturity of one year or less may be extended at the option of Mexico to a period in excess of one year;
          (iii) “Project Financing” means any financing of all or part of the costs of the acquisition, construction or development of any project if the person or persons providing such financing (A) expressly agree to limit their recourse to the project financed and the revenues derived from such project as the principal source of repayment for the moneys advanced and (B) have been provided with a feasibility study prepared by competent independent experts on the basis of which it was reasonable to conclude that such project would generate sufficient foreign currency income to service substantially all Public External Indebtedness incurred in connection with such project; and
          (iv) “Security Interest” means any lien, pledge, mortgage, security interest or other encumbrance.

          [11.] Events of Default. Each of the following events will constitute an “Event of Default” under the Notes: (a) the failure of Mexico to pay when due any principal of, premium, if any, or interest on any Note if such failure shall continue unremedied for a period of 30 days; or (b) the failure of Mexico to perform any other obligation under the Notes if such failure shall continue unremedied for a period of 30 days after written notice requiring the same to be remedied shall have been given to Mexico at the office of the Fiscal Agent by the Holder of any Note; or (c) acceleration of an aggregate principal amount of Public External Indebtedness of Mexico in excess of $10,000,000 (or its equivalent in any other currency) by reason of an event of default (however described) resulting from the failure of Mexico to make any payment of principal or interest thereunder when due; or (d) the failure to make any payment in respect of Public External Indebtedness of Mexico in an aggregate principal amount in excess of $10,000,000 (or its equivalent in any other currency) when due and the continuance of such failure for a period of 30 days after written notice requiring the same to be remedied shall have been given to Mexico at the office of the Fiscal Agent by the Holder of any Note; or (e) the declaration by Mexico of a moratorium with respect to the payment of principal of or interest on Public External Indebtedness of Mexico. Upon the occurrence and during the continuance of an Event of Default, then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Notes Outstanding (as defined in the Fiscal Agency Agreement) at that time, by written demand given to Mexico with a copy to the Fiscal Agent, declare all the Notes to be, and the principal amount of all the Notes and the accrued interest thereon shall thereupon become, immediately due and payable, unless prior to receipt of such demand by Mexico all such Events of Default shall have been cured, waived or otherwise remedied. If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Notes Outstanding at that time, by written notice to Mexico and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with Section [14], may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Notes and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.

          [12.] Replacement. (a) If this Note shall at any time become mutilated or be defaced, destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity to save Mexico, the Fiscal Agent and any other agent harmless, and such other documents or proof as may be required by Mexico or the Fiscal Agent) is delivered to the principal corporate trust office of the Fiscal Agent, then, in the absence of notice to Mexico or the Fiscal Agent that this Note has been acquired by a bona fide purchaser, Mexico shall execute and, upon its request, the Fiscal Agent shall authenticate and deliver a new Note of like tenor and principal amount (but with a different serial number) in exchange for, or in lieu of, this Note and/or a new coupon or coupons in lieu of the coupon or coupons appertaining hereto, if any. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the Holder of this Note. Prior to the issuance of any substitute Note, Mexico may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent connected therewith). If any Note that has matured or is about to mature shall become mutilated or defaced or be apparently destroyed, lost or stolen, Mexico may pay or authorize payment of the same without issuing a substitute Note. The issuance of a new Note in lieu of any mutilated, destroyed, stolen or lost Note shall constitute an original additional contractual obligation of Mexico, whether or not the mutilated, destroyed, stolen or lost Note shall be at any time enforceable by anyone. Any new Note issued pursuant to this paragraph shall be dated the date of its authentication.
          [13.] Exchange and Transfer. (a) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement and the Authorization Certificate, a Note or Notes may be exchanged for a Note or Notes of equal aggregate principal amount in the same or different authorized denominations as may be requested by the Holder, by surrender of such Note or Notes at the office of the Fiscal Agent, or at the office of any transfer agent, together with a written request for the exchange.
          19[(b) Unless this Note has been issued in book-entry form, as provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Fiscal Agent’s register, upon surrender of this Note for registration of transfer at the corporate trust department of the Fiscal Agent in The City of [New York/London] or at the office of any transfer agent, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to Mexico and the Fiscal Agent, executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon Mexico shall execute and the Fiscal Agent shall authenticate and deliver one or more new Notes dated the date of authentication thereof, in authorized denominations and having the same aggregate principal amount, to the designated transferee or transferees.]
          [(c)] No service charge will be imposed upon the Holder of a Note in connection with exchanges for Notes of a different denomination or for registration of transfers thereof, but Mexico may charge the party requesting any registration of transfer, exchange or registration of Notes a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with such transfer, exchange or registration.

[19]	Insert for Registered Notes.

          20[[(d)] Prior to due presentment of this Note for registration of transfer, Mexico or the Fiscal Agent may treat the Holder of this Note as the owner of this Note for all purposes, whether or not this Note shall be overdue, and neither Mexico nor the Fiscal Agent shall be affected by notice to the contrary.]
          [14.] Modifications, Amendments and Waivers. As provided in the Fiscal Agency Agreement, Mexico and the Fiscal Agent may, (a) with the consent of the Holders at a meeting duly called and held as specified in the Fiscal Agency Agreement, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66-2/3% in aggregate principal amount of the Notes then Outstanding represented at such meeting, or (b) with the written consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Notes then Outstanding (or, in the case of an action affecting more than one issue of InterNotes®, the Holders of not less than 66-2/3% in aggregate principal amount of all InterNotes® then Outstanding that are affected by such action, voting as a single class), modify, amend or supplement the Terms or, insofar as respects the Notes, the Fiscal Agency Agreement, in any way, and such Holders may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Notes to be made, given or taken by the Holders; provided, however, that no such action may, without the consent of the Holders of not less than 75% of the aggregate principal amount of the Notes then Outstanding (or, in the case of an action affecting more than one issue of InterNotes®, the Holders of not less than 66-2/3% in aggregate principal amount of all InterNotes® then Outstanding that are affected by such action, voting as a single class), voting at a meeting or by written consent, (i) change the due date for the payment of the principal of, premium, if any, or any installment of interest on any Note, (ii) reduce the principal amount of any Note, the portion of such principal amount that is payable upon acceleration of the maturity of such Note, the interest rate thereon or any premium payable upon redemption thereof (iii) change the coin or currency in which or the required places at which payment with respect to interest, any premium or principal in respect of the Notes is payable, (iv) shorten the period during which Mexico is not permitted to redeem Notes, or permit Mexico to redeem Notes if, prior to such action, Mexico is not permitted to do so, (v) reduce the proportion of the principal amount of the Notes the vote or consent of the Holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the Terms or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Notes, (vi) change the obligation of Mexico to pay any Additional Amounts, (vii) change Section [10(a)] or Section [18], (viii) change the courts to the jurisdiction of which Mexico has submitted, Mexico’s obligation to appoint and maintain an agent for service of process in the Borough of Manhattan, The City of New York or Mexico’s waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Notes as set forth in the Fiscal Agency Agreement, or (ix) in connection with an exchange offer for the Notes, amend the definition of “Events of Default.” In addition, the Fiscal Agency Agreement permits Mexico and the Fiscal Agent, without the consent of any Holders of Notes, to amend the Fiscal Agency Agreement or the Notes for the purpose of (i) adding to the covenants of Mexico for the benefit of the Holders of Notes, (ii) surrendering any right or power conferred upon Mexico, (iii) securing the Notes pursuant to the requirements of the Notes or otherwise, (iv) curing any ambiguity, or curing, correcting or supplemen ting any defective provision contained in the Notes

[20]	Insert for Registered Notes.

or the Fiscal Agency Agreement or (v) amending the Fiscal Agency Agreement or the Notes in any manner which Mexico and the Fiscal Agent may determine and which shall not be inconsistent with the Notes and shall not adversely affect the interest of any Holder of Notes.

          21[[15.] Notices. Notices to Holders of the Notes will be given by mail to their respective addresses appearing in the register maintained by the Fiscal Agent. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, such notices will be published in a leading newspaper of general circulation in Luxembourg. If publication as aforesaid is not practicable, such notices will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. Any such notice shall be deemed to have been given on the later of the date of such publication and the fourth calendar day after the date of mailing.]
          22[[15.] Notices. Notices to Holders of the Notes will be valid if published in a daily newspaper having a general circulation in London or, if such publication is not practicable, in another leading daily English language newspaper having general circulation in Europe. In addition, if and for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, such notices will be published in a leading newspaper of general circulation in Luxembourg or, if such publication is not practicable, such notices will be validly given if made in accordance with the rules of the Luxembourg Stock Exchange. Notices will, if published more than once or on different dates, be deemed to have been given on the date of the first publication in both such newspapers as provided above. Holders of coupons shall be deemed for all purposes to have notice of the contents of any notice to the Holders of the related Bearer Notes.]
          [16.] Further Issues. Mexico may, from time to time, without the consent of the Holders, create and issue additional notes having terms and conditions the same as the Notes, or the same except for the amount of the first payment of interest, which additional notes may be consolidated and form a single series with the outstanding Notes[; provided that such additional notes do not have, for purposes of U.S. federal income taxation, a greater amount of original issue discount than the Notes have as of the date of the issue of such additional notes].
          [17.] Obligation Absolute. No reference herein to the Fiscal Agency Agreement and no provision of this Note or of the Fiscal Agency Agreement shall alter or impair the obligation of Mexico, which is absolute and unconditional, to pay principal of and any premium, if any, and interest on this Note at the time and place, and in the coin or currency, herein prescribed.
          [18.] GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT ALL MATTERS RELATING TO THE AUTHORIZATION AND EXECUTION HEREOF BY MEXICO SHALL BE GOVERNED BY THE LAW OF MEXICO.
          [19.] Due Authorization. Mexico hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Notes, and to constitute the same valid obligations of Mexico in accordance with their terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Mexico.

[21]	Include for Registered Notes.

[22]	Include for Bearer Notes.

23[FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

please print or typewrite name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Fiscal Agent, with full power of substitution in the premises.

Dated:	Signature:
          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the written instrument in every particular, without alteration or enlargement or any change whatever.]

[23]	Include for Registered Notes.

SURVIVOR’S OPTION RIDER
     If the Survivor’s Option is applicable to this Note, the Representative (defined below) of a deceased beneficial owner of the Note will have the option to elect repayment of such Note following the death of the beneficial owner (the “Survivor’s Option”). Unless specifically provided on the face of this Note, the Survivor’s Option may not be exercised unless the Note was acquired by the beneficial owner at least six months prior to such election.
     If the Survivor’s Option is applicable to this Note, upon the valid exercise of the Survivor’s Option, Mexico will, at its option, repay the Note (or portion thereof), properly tendered for repayment by or on behalf of the person (the “Representative”) that has authority to act on behalf of the deceased beneficial owner of a Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner of the deceased beneficial owner) at a price equal to 100% of the amortized principal amount of the deceased beneficial owner’s beneficial interest in such Note plus accrued interest to the date of such repayment, subject to the following limitations:
     24[(a) Mexico may, in its sole discretion, limit the aggregate principal amount of Notes as to which exercises of the Survivor’s Option will be accepted from all deceased beneficial owners in any calendar year (the “Annual Put Limitation”) to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all Notes outstanding as of the end of the most recent calendar year, or such greater amount as Mexico in its sole discretion may determine for any calendar year, and may limit to $250,000, or such greater amount as Mexico in its sole discretion may determine for any calendar year, the aggregate principal amount of acceptances of exercise of the Survivor’s Option in such calendar year for any individual deceased beneficial owner (the “Individual Put Limitation”).
     (b) Mexico will not make principal repayments pursuant to exercise of the Survivor’s Option except in principal amounts of $2,000 and greater integral multiples of $1,000, and, in the event that the limitations described in the preceding sentence would result in the partial repayment of any Note, the principal amount of such Note remaining outstanding after repayment must be at least $2,000 (the minimum authorized denomination of the Notes).]
     (c) Any Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor’s Option may not be withdrawn.
     Each Note (or portion thereof) that is tendered pursuant to valid exercise of the Survivor’s Option will be accepted in the order that all such Notes are received by the Fiscal Agent, except for any Note (or portion thereof) the acceptance of which would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased beneficial owner. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions thereof) that have been tendered pursuant to the valid exercise of the Survivor’s Option during such year has exceeded either the Annual Put Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercise(s)

[24]	Adjust amounts for Notes denominated in a Specified Currency other than U.S. dollars.

of the Survivor’s Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, will be deemed to be tendered in the following calendar year in the order that all such Notes (or portions thereof) were originally tendered. Any Note (or portion thereof) accepted for repayment pursuant to exercise of the Survivor’s Option will be repaid on the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance. In the event that a Note (or any portion thereof) tendered for repayment pursuant to valid exercise of the Survivor’s Option is not accepted, the Fiscal Agent will deliver a notice by first-class mail to the registered holder thereof, at its last known address as indicated in the Note Register, that states the reason such Note (or portion thereof) has not been accepted for payment.
     In order for a Survivor’s Option to be validly exercised with respect to any Note (or portion thereof), the Fiscal Agent must receive from the Representative (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of a Note (or portion thereof) to be repaid, (iii) appropriate evidence satisfactory to Mexico and the Fiscal Agent that (A) the deceased was the beneficial owner of such Note at the time of death and the interest in such note was acquired by the deceased beneficial owner at least six months prior to the request for repayment, (B) the death of such beneficial owner has occurred, and the date of such death, and (C) the Representative has authority to act on behalf of the deceased beneficial owner, (iv) if applicable, a properly executed assignment or endorsement, (v) if the interest in such Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to Mexico and the Fiscal Agent from such nominee attesting to the deceased’s beneficial ownership in such Note, (vi) tax waivers and such other instruments or documents that Mexico or the Fiscal Agent reasonably requires in order to establish the validity of the beneficial ownership of the Notes and the claimant’s entitlement to payment, and (vii) any additional information Mexico or the Fiscal Agent requires to evidence satisfaction of any conditions to the exercise of such Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment of such Note. All questions as to the eligibility or validity of any exercise of the Survivor’s Option will be determined by Mexico, in its sole discretion, which determination will be final and binding on all parties.
     The death of a person holding a beneficial interest in a Note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder’s spouse, will be deemed the death of the beneficial owner of the Note, and the entire principal amount of the Note so held will be subject to repayment. However, the death of a person holding a beneficial interest in a note as tenant in common with a person other than such deceased holder’s spouse will be deemed the death of a beneficial owner only with respect to the deceased person’s interest in the Note. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a Note will be deemed the death of the beneficial owner of such note for purposes of this provision, regardless of the registered holder of the Note, if such beneficial interest can be established to the satisfaction of Mexico and the Fiscal Agent. Such beneficial interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, the beneficial interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interest in the Note during his or her lifetime.

          For Notes represented by a Global Note, the Depositary or its nominee will be the holder of such Note and therefore will be the only entity that can exercise the Survivor’s Option for such Note. To obtain repayment pursuant to exercise of the Survivor’s Option with respect to such Note, the Representative must provide to the broker or other entity through which the beneficial interest in such Note is held by the deceased beneficial owner (i) the documents described in the second preceding paragraph and (ii) instructions to such broker or other entity to notify the Depositary of such Representative’s desire to obtain repayment pursuant to exercise of the Survivor’s Option. Such broker or other entity will provide to the Fiscal Agent (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to Mexico and the Fiscal Agent from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity will be responsible for disbursing any payments it receives pursuant to exercise of the Survivor’s Option to the appropriate Representative.

EXHIBIT C
     THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.
     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE, AS AMENDED.
TEMPORARY GLOBAL BEARER NOTE
UNITED MEXICAN STATES
U.S.$1,500,000,000 UNITED MEXICAN STATES INTERNOTES ®
Due Nine Months or More from Date of Issue

No. T-[ ]
ISIN No.:	[principal amount]
Common Code:

Original Issue Date:

Maturity Date:

Specified Currency:

Authorized Denominations:

Form:	( ) Book-Entry ( ) Certificated [Floating Rate/[ ]% per annum]	(X) Bearer ( )Registered

Interest Payment Dates:
Record Dates:
Floating Rate Notes:

Base Rate:	CD Rate	Commercial Paper Rate

	Federal Fund Rate	LIBOR*

	Treasury Rate	EURIBOR

Other

*	LIBOR Moneyline	LIBOR Reuters
Telerate

Index Maturity:	[ ]

Initial Interest Rate:	[ ]

Spread (+/-) or Spread Multiplier:	[ ]

Interest Reset Dates:	[ ]

Interest Determination Dates:	[ ]

Maximum Interest Rate:	[Specify] [None; provided, however,that in no event will the interest rate be higher than the maximum rate permitted by New York law, as modified by United States law of general application]

Minimum Interest Rate:	[ ]

Optional Redemption:	Yes No

[Initial Redemption Date:]	[ ]

Optional Repayment:	Yes No

Indexed Note:	Yes No

Foreign Currency Note:	Yes No

Original Issue Discount Note:	Yes No

[Listing:]	[ ]

Fiscal Agent, Exchange Rate Agent, Principal Paying Agent, Transfer Agent and Authenticating Agent:	[ ]

[London Paying Agent:]	[ ]

[Luxembourg Paying Agent:]	[ ]

[Calculation Agent:]	[ ]

          The UNITED MEXICAN STATES (“Mexico”), for value received, hereby promises to pay to bearer, on the Maturity Date shown above upon presentation and surrender hereof, the principal amount of [   ] [currency] such lesser principal amount in the Specified Currency as is set forth on Schedule I hereto and to pay accrued interest, if any, on such principal amount from [   ] [the date hereof] [semi-annually] [annually] in arrears on [   ] [and      ] of each year commencing on [   ] [at the rate of [   ]% per annum, computed on [a 30/360 basis [the basis of the actual number of days in the interest period divided by 365 (or, if any portion of the Interest Period falls in a leap year, the sum of (x) the actual number of days falling in the leap year divided by 366 and (y) the actual number of days falling in the non-leap year divided by 365)] [at the Initial Interest Rate shown above, from [the Original Issue Date shown above] until the first Interest Reset Date adjusted by the Spread and/or Spread Multiplier, if any, shown above, determined in accordance with the Terms and Conditions of the Notes attached hereto (the “Terms”)], until said principal amount is paid or duly provided for in accordance with the terms hereof; provided, however, that interest on this Temporary Global Bearer Note shall be payable only after the issuance of the Permanent Global Bearer Note for which this Temporary Global Bearer Note is exchangeable.
          The principal amount of this Note shall be payable against surrender hereof at such offices of the Paying Agents named on the face hereof and at such other offices or agencies as Mexico shall have appointed for the purpose pursuant to the Fiscal Agency Agreement and notified to the Holders of the Notes. No payment of principal in respect of this Note shall be made at an office or agency of Mexico in the United States, and no check in payment thereof that is mailed shall be mailed to an address in the United States, or shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments may be made at an office or agency located in the United States if such payments are to be made in U.S. dollars and if payment of the full amount so payable at each office of each Paying Agent outside the United States appointed and maintained pursuant to the Fiscal Agency Agreement is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amount in U.S. dollars.
          If any payment of principal is required to be made in respect of this Note on the Maturity Date or upon earlier redemption or repayment and the date fixed for such payment is not a Business Day, such payment will be made on the next succeeding Business Day with the same force and effect as if made on such date. If any payment required to be made in respect of this Note falls on a day that is not a business day in the relevant place of payment, such payment will be made on the next succeeding business day in such place of payment. No additional interest will accrue as a result of any such delayed payment pursuant to this paragraph.
          This Temporary Global Bearer Note is one of a duly authorized series of debt securities of Mexico designated as its United Mexican States InterNotes® (the “Notes”) issued pursuant to the Fiscal Agency Agreement dated as of February 13, 2006, (as amended from time to time, the “Fiscal Agency Agreement”) among Mexico and The Bank of New York., as fiscal agent (the “Fiscal Agent,” which term includes any successor fiscal agent under the Fiscal Agency Agreement) and The Bank of New York (Luxembourg) S.A., as Luxembourg paying and transfer agent, to which Fiscal Agency Agreement and all fiscal agency agreements and authorizations supplemental thereto (including the Certificate dated as of February 13, 2006 (the

“Authorization Certificate”) establishing the terms of the Notes) reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, Mexico and the holders of the Notes (the “Holders”). The Notes are initially limited to the principal amount of U.S.$1,500,000,000 subject to increase as provided in the Authorization Certificate. Copies of the Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in The City of London and, so long as the Notes are listed on the Luxembourg Stock Exchange and such Exchange shall so require, at the office of the Paying Agent in Luxembourg. All terms used in this Note which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.
          This Temporary Global Bearer Note is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for interests in a Permanent Global Bearer Note in the manner specified in the Pricing Supplement prepared in relation to the Notes (a) not earlier than the 40th day following the Original Issue Date; provided that if additional notes that are to be consolidated with the Notes are issued prior to the exchange of interests in this Temporary Global Bearer Note for interests in the Permanent Global Bearer Note, such period may be extended, without the consent of the Holders of the Notes, until the 40th day following the issue date of such additional notes, and (b) upon presentation of certification, in the form required by the Fiscal Agency Agreement for such purpose, that the beneficial owner or owners of this Temporary Global Bearer Note (or if such exchange is only for a part of this Temporary Global Bearer Note, of such part) are not United States persons other than certain financial institutions. The Permanent Global Bearer Note to be delivered in exchange for any part of this Temporary Global Bearer Note shall be delivered only outside the United States. Upon any exchange of a part of this Temporary Global Bearer Note for interests in a Permanent Global Bearer Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Fiscal Agent on Schedule I hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.
          Until exchanged in full for interests in a Permanent Global Bearer Note, this Temporary Global Bearer Note shall in all respects be entitled to the same benefits and subject to the same restrictions as those to be endorsed on the Permanent Global Bearer Note, and those contained in the Fiscal Agency Agreement, except that neither the holder hereof nor the beneficial owners of this Temporary Global Bearer Note shall be entitled to receive payment of interest hereon.
          THIS TEMPORARY GLOBAL BEARER NOTE SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, EXCEPT THAT ALL MATTERS GOVERNING AUTHORIZATION AND EXECUTION HEREOF BY MEXICO SHALL BE GOVERNED BY THE LAW OF MEXICO.
          [The Notes may be listed on the Luxembourg Stock Exchange. If and so long as the Notes are listed on such Exchange and by the rules of such Exchange so require, Mexico will maintain a Paying Agent and a Transfer Agent with an office in Luxembourg (initially, in both cases, The Bank of New York (Luxembourg) S.A.).]

          This Temporary Bearer Global Note shall not be valid or obligatory for any purpose until this Temporary Bearer Global Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.
          IN WITNESS WHEREOF, Mexico has caused this Note to be duly executed.
Dated:

UNITED MEXICAN STATES

By

By

CERTIFICATE OF AUTHENTICATION
          This is one of the temporary global bearer Debt Securities issued under the within-mentioned Fiscal Agency Agreement.
The Bank of New York,
as Fiscal Agent

By

AUTHORIZED SIGNATORY

EXHIBIT C
SCHEDULE I
SCHEDULE OF EXCHANGES

Principal amount
exchanged for
	interests in	Remaining principal	Notation made on
	Permanent Global	amount following	behalf of the Fiscal
Date made	Bearer Note	such exchange	Agent

EXHIBIT D
[FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG]
CERTIFICATE
UNITED MEXICAN STATES
[Title of Securities]
          This is to certify that, based solely on certificates we have received in writing, by telex or by electronic transmission from our member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (“Member Organizations”) substantially in the form attached hereto, as of the date hereof, [currency] [  ] principal amount of the above-captioned Securities (i) is owned by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (a “United States person”), (ii) is owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section l.165-12(c)(l)(iv)) (a “financial institution”) purchasing for its own account or for resale, or (B) a United States person who acquired the Securities through the foreign branch of a financial institution and who holds the Securities through such financial institution on the date hereof (and in either case (A) or (B), the financial institution has agreed, on its own behalf or through its agents, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by a financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). Financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
          As used herein, “United States” means the United States of America (including the States and the District of Columbia) and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary bearer global security excepted in such certificates and (ii) that, as of the date hereof, we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

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          We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

*Dated: ________________, 20___	Yours faithfully,

EUROCLEAR BANK S.A./N.V., as
	Opera	tor of the Euroclear System

or

CLEARSTREAM BANKING, S.A.

By:

*	Certificate to be dated the date of the certification event to which it relates.

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EXHIBIT E
[FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP]
CERTIFICATE
UNITED MEXICAN STATES
[Title of Securities]
          This is to certify that as of the date hereof, [and except as set forth below,]* the above-captioned Securities [held by you for our account]* [being acquired from you]** (i) are owned by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (a “United States person”), (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) (a “financial institution”) purchasing for its own account or for resale, or (B) a United States person who acquired the Securities through the foreign branch of a financial institution and who holds the Securities through such financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees, on its own behalf or through its agents, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
          As used herein, “United States” means the United States of America (including the States and the District of Columbia) and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
          [We undertake to advise you by facsimile if the above statement is not correct on the date on which you intend to submit your certificate relating to such Securities to the Fiscal Agent, and in the absence of any such notification it may be assumed that this certificate applies as of such date.]*

*	To be included if the Certificate is being provided to Euroclear or Clearstream, Luxembourg.

**	To be included if the Certificate is being provided directly to Mexico.

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          [This certificate excepts and does not relate to [  ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.]*
          We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.
*Dated:                     , 20____

By:
As, or as agent for, the beneficial
owner(s) of the Securities to which
this certificate relates.

*	To be dated no earlier than the fifteenth day prior to the certification date, if the Certificate is being provided to Euroclear or Clearstream, Luxembourg. Otherwise, the Certificate is to be dated the certification date.

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